As filed with the Securities and Exchange Commission on August 22, 2005
================================================================================
                             1933 Act File No. 333-
                             1940 Act File No. 811-

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

|X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_|   Pre-Effective Amendment No. ___
|_|   Post-Effective Amendment No. ___

      and

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|_|   Amendment No. ___

                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)

                               200 Berkeley Street
                              Boston, MA 02116-5034
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (617) 210-3200
              (Registrant's Telephone Number, including Area Code)

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                           Copy of Communications to:

      Timothy W. Diggins, Esq.                   David C. Mahaffey, Esq.
          Ropes & Gray LLP                      Sullivan & Worcester LLP
       One International Place                     1666 K Street, N.W.
          Boston, MA 02110                       Washington, D.C. 20006

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

      It is proposed that this filing will become effective (check appropriate box)

      |X| when declared effective pursuant to section 8(c)

                           ---------------------------

                    CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------
                                                            Proposed
                                                            Maximum        Proposed Maximum     Amount of
                                        Amount Being     Offering Price       Aggregate        Registration
Title of Securities Being Registered     Registered         Per Unit      Offering Price /1/        Fee
------------------------------------------------------------------------------------------------------------
Common Shares, no par value           1,500,000 Shares         $20            $30,000,000         $3,531

------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                              Subject to Completion
                   Preliminary Prospectus dated        , 2005

PROSPECTUS

EVERGREEN LOGO

[SIDEBAR]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                     Shares

                  Evergreen International Balanced Income Fund

                                  Common Shares
                                  $   per Share

                                   -----------

      Investment Objective. Evergreen International Balanced Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek to provide a high level of income.

      Portfolio Management Strategies. Under normal market conditions, the Fund will pursue its investment objective by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S. Issuers" are
(i) companies organized under the laws of a country other than the United States and (ii) foreign governments, their agencies, or instrumentalities and supranational issuers (such as the World Bank). The Fund will employ a strategy (the "Option Strategy") of writing (selling) call options on a variety of both non-U.S. and U.S. based securities indices.

      Evergreen Investment Management Company, LLC (the "Advisor") will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically based on the Advisor's analysis of their potential for providing current income and of general economic and market factors. The Advisor currently expects that initially approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities.

      The Fund's equity investments will normally include primarily securities issued by what the Advisor considers to be established, Non-U.S. Issuers. The Advisor will select companies that it believes should offer attractive current and/or future dividends.

      The Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational agencies denominated in various currencies. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in investment grade debt securities (i.e., securities rated at least Baa3 by Moody's Investor's Service Inc. or BBB- by Standard & Poor's, or considered by First International Advisors, LLC d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor") to be of comparable quality). The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments of between 5 and 14 years, and a dollar-weighted average duration of between 3 1/2 and 10 years.

      The Fund will use the Option Strategy to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities indices (e.g., the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the CAC-40, Bolsa, the Eurostoxx Index, the DAX, or Standard & Poor's 500 Index), exchange traded funds that represent certain indices, countries or sectors of the market, and, to a lesser extent, futures contracts and individual securities. Subject to the Advisor's oversight, the extent of call option writing activity will depend on market conditions; however, the aggregate net notional amount of the open option positions sold by the Fund will not normally exceed the market value of the Fund's equity investments.

      An investment in the Fund involves a high degree of risk and is not appropriate for all investors. There can be no assurance that the Fund will achieve its investment objective.

      Investing in the Fund's common shares involves risks that are described in
the "Risk Factors" section beginning on page    of this prospectus.

                                   -----------

                                                        Per Share  Total (2)
                                                        ---------  ---------
       Public offering price..........................          $          $
       Sales load.....................................          $          $
       Estimated offering expenses(1).................          $          $
       Proceeds, after expenses, to the Fund..........          $          $

                                                       (notes on following page)

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      The common shares will be ready for delivery on or about         , 2005.

                                   -----------

                                   -----------

                   The date of this prospectus is        , 2005

(notes from previous page)
__________________________________
            (1) The aggregate expenses of the offering are estimated to be $   .
            The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other
            than the sales load) exceeds $     per common share. For information
            on additional compensation, see "Underwriting."

            (2) The underwriters may also purchase up to an additional    common
            shares at the public offering price, less the sales load, within ___ days from the date of this prospectus to cover over-allotments.

(continued from cover page.)

      No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange
under the symbol "   " subject to notice of issuance.

      Advisor and Sub-Advisors. Evergreen Investment Management Company, LLC (the "Advisor") will manage the portion of the Fund's portfolio invested in equity securities. First International Advisors, LLC, d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor"), will manage the portion of the Fund's portfolio invested in debt securities. Analytic Investors, Inc. (the "Option Sub-Advisor") will manage the Fund's Option Strategy. See "Management of the Fund."

      Leverage. The Fund may enter into various derivative transactions that may in some circumstances give rise to a form of financial leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy that the Fund employs will be successful. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, borrow money, or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit the use, if any, of these instruments for purposes of investments leverage to 33% of the Fund's total assets (including the proceeds of the leverage) at the time used. See "Risks--Leverage Risk."

      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated
      , 2005 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement
of Additional Information, the table of contents of which is on page     of this
prospectus, by calling 1-800-730-6001 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
PROSPECTUS SUMMARY........................................................................    5

SUMMARY OF FUND EXPENSES..................................................................   20

THE FUND..................................................................................   22

USE OF PROCEEDS...........................................................................   22

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES..................................   22

LEVERAGE..................................................................................   29

RISK FACTORS..............................................................................   30

MANAGEMENT OF THE FUND....................................................................   39

DIVIDENDS AND DISTRIBUTIONS...............................................................   43

AUTOMATIC DIVIDEND REINVESTMENT PLAN......................................................   45

CLOSED-END FUND STRUCTURE.................................................................   46

U.S. FEDERAL INCOME TAX MATTERS...........................................................   46

NET ASSET VALUE...........................................................................   48

DESCRIPTION OF SHARES.....................................................................   49

ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT
  AND DECLARATION OF TRUST AND BY-LAWS....................................................   50

UNDERWRITING..............................................................................   50

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR........................   54

LEGAL MATTERS.............................................................................   54

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.............................   55

      You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Fund's business, financial condition, and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."

The Fund .....................    Evergreen  International  Balanced Income Fund
                                  (the "Fund") is a newly organized,
                                  diversified, closed-end management investment company. See "The Fund." The Fund's principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

The Offering .................    The Fund is offering       common shares at an
                                  initial offering price of $     per share. The
                                  common shares are being offered by a group of
                                  underwriters (the "underwriters") led by
                                               . The common shares of beneficial
                                  interest are called "common shares" in the
                                  rest of this prospectus. You must purchase at
                                  least 100 common shares ($       ) in order to
                                  participate in the offering. The Fund has
                                  granted the underwriters the right to purchase
                                  up to an additional       common shares at the
                                  public offering price, less the sales load,
                                  within   days from the date of this prospectus
                                  to cover over-allotments. Evergreen Investment
                                  Management Company, LLC, the Fund's investment
                                  adviser (the "Advisor"), has agreed to pay the
                                  amount by which the aggregate of all of the
                                  Fund's organizational expenses and offering
                                  costs (other than sales load) exceeds $    per
                                  common share. See "Underwriting."

Investment Objective .........    The Fund's investment objective is to seek to
                                  provide a high level of income. There can be no assurance that the Fund will achieve its investment objective. See "Investment
                                  Objective and Principal Investment
                                  Strategies."

Investment Policies ..........    The Fund will pursue its investment objective
                                  by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S.
                                  Issuers" are (i) companies organized under the laws of a country other than the United States and (ii) foreign governments, their agencies, or instrumentalities and supranational issuers
                                  (such as the World Bank). The Fund will also employ a strategy (the "Option Strategy") of writing (selling) call options on a variety of both non-U.S. and U.S. securities indices, such as, for example, the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the
                                  CAC-40, Bolsa, the Eurostoxx Index, the DAX and Standard & Poor's 500 Index. The Fund may also employ a strategy of writing (selling) calls on exchange traded funds that represent certain indices, countries or sectors of the market, and, to a lesser extent, futures contracts and individual securities.

                                  The Advisor will manage the portion of the Fund's portfolio invested in equity securities. First International Advisors, LLC, d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor") will manage the portion of the Fund's portfolio invested in debt securities. Analytic Investors, Inc. (the "Option Sub-Advisor") will manage the Fund's Option Strategy.

                                  The Advisor will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically based on the Advisor's analysis of their potentials for providing current income and of general economic and market factors. The Advisor currently expects that initially approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities.

                                  The Fund may employ a variety of strategies in addition to the Option Strategy involving call and put options, futures and forward contracts, and other derivative instruments in an attempt to enhance the Fund's investment returns, to hedge against market and currency risks, and/or to obtain market exposure with reduced transaction costs.

                                  Equity Securities Selection Techniques. The
                                  Fund's equity investments will normally
                                  include primarily securities issued by what the Advisor considers to be established Non-U.S. Issuers. The Fund may also hold a portion of its assets in equity securities of issuers organized in emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. The Advisor currently considers emerging market countries to be countries that issue long-term sovereign debt in their local currencies that is rated below investment grade. The Fund may hold equity securities of companies of any size.

                                  The Advisor will select companies that it believes should offer attractive current and/or future dividends. The Advisor will not limit its investments to companies representative of any particular investment style. For example, the Advisor may select "growth" companies on the basis of their promising business models, strong management, or anticipated growth in cash flows. The Advisor might also select "value" companies if it believes that their securities are undervalued by other investors.

                                  The Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund's equity investments. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's equity investments or increases in the value of currencies in which anticipated investments are denominated. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The net notional exposure of the Fund to foreign currency exchange transactions that the Advisor enters into on behalf of the Fund with respect to the Fund's equity investments will normally be limited to 25% of the value of the Fund's assets allocated to equity securities.

                                  Debt Securities Selection Techniques. The
                                  Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational agencies (such as the World
                                  Bank) denominated in various currencies. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in investment grade debt securities (i.e., securities rated at least Baa3 by Moody's Investor's Service Inc. or BBB- by Standard & Poor's, or considered by the Debt Securities Sub-Advisor to be of comparable quality). Up to 35% of the Fund's investments in debt securities may be in securities below investment grade, including high yield corporate debt and sovereign debt of emerging market countries. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund may invest its assets in issuers of debt securities organized in emerging market countries, including governmental issuers of emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including the Fund's equity and debt investments) will be invested in securities of issuers organized in emerging market countries. The Debt Securities Sub-Advisor selects issuers, countries, and currencies in which to invest based on its own fundamental and quantitative research.

                                  The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments of between 5 and 14 years, and a dollar-weighted average duration of between 3 1/2 and 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

                                  The Debt Securities Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investments in debt securities or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Debt Securities Sub-Advisor may enter into on behalf of the Fund.

                                  The Debt Securities Sub-Advisor may enter into other derivative transactions, such as transactions in Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage the exposure of the Fund's debt securities portfolio to interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indices. The Fund typically would use such derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

                                  Option Strategy. The Fund will use the Option Strategy to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, and, to a lesser extent, futures contracts and individual securities. Examples of the indices upon which the Fund may write options include (but are not limited to) the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the CAC-40, Bolsa, the Eurostoxx Index, the DAX, and the Standard & Poor's 500 Index. Subject to the Advisor's oversight, the extent of call option writing activity will depend, in part, upon market conditions and the Option Sub-Advisor's ongoing assessment of the attractiveness of writing call options on selected indices.

                                  As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are "European style" options, meaning that the options only may be exercised on the expiration date of the option. The Fund also may write index call options that are "American style" options, meaning that the options may be exercised at any point up to and including the expiration date.

                                  The Fund intends to sell exchange-listed index call options as well as over-the-counter ("OTC") options. Exchange-listed options are typically standardized contracts backed by an exchange clearing house. OTC options are entered into by the Fund directly with banks, broker-dealers, or other financial institutions, and their terms are generally negotiated directly by the parties. The Fund may enter into options with expiration dates of a specified number of months, or, in the case of some OTC options, up to one year.

                                  The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

                                  The transaction costs of buying and selling exchange-traded options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and OTC transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

                                  The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some OTC options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

                                  If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written (less the amount of related transaction costs). If an option written by the Fund is exercised, the Fund realizes a capital gain (less the amount of related transaction costs) if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain (less the amount of related transaction costs) if the cost of the closing option is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cost of the closing option is more than the premium received. Because certain exchange-listed options are considered so-called "section 1256 contracts" for Federal income tax purposes, the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period for Federal income tax purposes. For tax purposes, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. See "Tax Matters."

                                  Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and
                                  (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

                                  The Fund may sell call options on broad-based equity indices, such as the MSCI EAFE Index or the S&P 500 Index, as well as on narrower market indices or on indices of securities of companies in a particular industry, country or sector, including (but not limited to) financial services, oil, telecommunications, utilities, technology, pharmaceuticals, and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

                                  The Option Sub-Advisor does not intend to write (sell) call options on equity indices and individual securities where the aggregate amount of the underlying values of the indices and securities exceed the net asset value of the Fund's equity portfolio, subject to future fluctuations in the assets attributable to the equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

                                  The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equities held by the Fund, to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Option Sub-Advisor will seek to implement the Option Strategy, including the writing of out-of-the-money options and other strategies, in a manner intended to allow the Fund to partake in appreciation on its equity securities and to minimize the risk of principal loss. The Fund may sell index call options that are "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the value of the index). The Fund also reserves the right to sell index call options that are in-the-money. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised, and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of the option. The option premium and exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option.

                                  The Option Sub-Advisor will attempt to
                                  maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund's equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. See "Risks--Options Risk."

                                  Although not a principal investment strategy of the Fund, the Fund may write call options on individual securities. The Option Sub-Advisor will write call options on individual securities with the same general strategies and goals as the Fund's written options on indices. Unlike certain call options written on indices, all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "U.S. Federal Income Tax Matters." The Fund may cover written call options on individual securities by holding the underlying security in its portfolio throughout the term of the option.

                                  Subject to the oversight of the Advisor, the degree to which the Option Strategy will be implemented at any time will depend, in part, on the Option Sub-Advisor's assessment of market conditions, pricing of options, and related risks. The aggregate net notional amount of the open option positions sold by the Fund will not normally exceed the market value of the Fund's equity investments. It is possible at any time that the Advisor will limit, or temporarily suspend, the Option Strategy.

                                  There can be no assurance that the Fund's
                                  Option Strategy will be successful, and the Option Strategy may result in losses.

                                  Other Investments. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or otherwise in an attempt to increase the Fund's investment return, including options on futures contracts, forward contracts and swap agreements with respect to securities, indices and currencies. For example, the Fund might use futures contracts on indices as a temporary substitute for cash positions in order to effect a decision by the Advisor to adjust the portions of the Fund's assets invested in equity securities and debt securities.

                                  The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act").

                                  The Fund may enter into repurchase agreements, reverse repurchase agreements, may buy securities in private placements, and may lend its portfolio securities.

                                  The Fund may invest up to 20% of its total assets in illiquid securities.

Use of Leverage by the
Fund .........................    The Fund may enter into transactions that
                                  include, among others, options, futures
                                  contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. The Fund's Option Strategy may under certain circumstances be seen to create investment leverage for the Fund. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or borrow money, or use reverse repurchase agreements to add leverage to its portfolio, and will limit the use, if any, of these instruments for purposes of investment leverage to 33% of the Fund's total assets
                                  (including the proceeds of the leverage) at the time used.

Investment Advisor ...........    Evergreen Investment Management Company, LLC
                                  (previously defined as the "Advisor") is responsible for the day-to-day management of the equity portion of the Fund's portfolio and for overseeing generally the Option Strategy.
                                  The Advisor will also determine the portions of the

                                  Fund's assets to be invested in equity
                                  securities and in debt securities. The Advisor has been managing mutual funds and private accounts since 1932 and, as of December 31, 2004, with its affiliates, managed over $248 billion in assets, including more than $23 billion in international assets. The Advisor is a wholly owned subsidiary of Wachovia Corporation. The Fund pays the Advisor an annual fee for its investment advisory
                                  services equal to    % of the Fund's average
                                  daily Total Assets. This fee is payable
                                  monthly. "Total Assets" means the net assets of the Fund (plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) See "Management of the Fund."

Investment Sub-Advisors ......    The Advisor has retained Evergreen
                                  International Advisors (previously defined as the "Debt Securities Sub-Advisor") and
                                  Analytic Investors, Inc. (previously defined as the "Option Sub-Advisor") (collectively, the "Sub-Advisors") to serve as the Fund's investment sub-advisors.

                                  The Debt Securities Sub-Advisor has
                                  responsibility for the day-to-day management
                                  of the Fund's fixed-income investments. The
                                  Advisor (and not the Fund) has agreed to pay
                                  the Debt Securities Sub-Advisor a fee,
                                  calculated and paid monthly, in arrears, at an
                                  annual rate of       for the services and
                                  facilities the Debt Securities Sub-Advisor provides. The Debt Securities Sub-Advisor is a Delaware limited liability company and managed approximately $18 billion as of 12/31/2004. The Debt Securities Sub-Advisor, a subsidiary of Wachovia Corporation, is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

                                  Analytic Investors, Inc. ("Analytic" or the
                                  "Option Sub-Advisor") will be responsible for formulating and implementing the Fund's Option Strategy. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies. The Advisor (and not the Fund) has agreed to pay the Option Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of of for the services and facilities the Option Sub-Advisor provides. The Option Sub-Advisor is a California Corporation and managed approximately $7 billion as of 12/31/2004. The Option Sub-Advisor is located at 500 South Grand Avenue, Los Angeles, CA 90071. Analytic is wholly owned by Old Mutual (US) Holdings Inc. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a London-based financial services group. Old Mutual plc is among the top 100 global financial services firms, based on assets under management.

Listing ......................    Currently, there is no public market for the
                                  Fund's common shares. The Fund's common shares
                                  have applied for listing on the New York Stock
                                  Exchange under the symbol "   ."

Custodian and Transfer
Agent ........................    State Street Bank and Trust Company will serve
                                  as the Fund's custodian, and EquiServe Trust
                                  Company, N.A. will serve as the Fund's
                                  transfer agent.

Administrator ................    The Fund has engaged Evergreen Investment
                                  Services, Inc. ("EIS") to provide certain
                                  administrative services for the Fund. The Fund
                                  will pay the administrator a monthly fee
                                  computed at an annual rate of    % of the
                                  Fund's average daily Total Assets.

Market Price of Common
Shares .......................    Common shares of closed-end investment
                                  companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset value and during other periods traded at prices lower then their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.
                                  The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See
                                  "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the Fund's dividends paid
                                  (which are in turn affected by expenses), call protection for portfolio securities and interest rate movements. See "Leverage," "Risk
                                  Factors," and "Description of Shares." The
                                  Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Distributions ................    Commencing with the Fund's first distribution,
                                  the Fund intends to make quarterly cash
                                  distributions to holders of the Fund's common shares ("common shareholders") at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends and interest received by the Fund that are paid on the equity securities and debt securities held in the Fund's portfolio and earnings from foreign currency exchange transactions (unless the Fund elects to treat such contracts as giving rise to capital gain) and (ii) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency exchange transactions (if the Fund elects to treat such gains or losses as capital gains or losses), and the sale of portfolio securities. The majority of gains from option premiums are expected to be short-term; however, a portion of the premiums from certain options may be treated as long-term capital gains.
                                  Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

                                  The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its quarterly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund's distributions for that period or taxable year may contain significant returns of capital.

                                  In order to maintain a more consistent
                                  distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

                                  As portfolio and market conditions change, the rate of distributions on the common shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "U.S. Federal Income Tax Matters."

                                  Your initial quarterly distribution is
                                  expected to be declared approximately 60-90 days, and paid approximately 90-120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund's Dividend Reinvestment Plan. See "Automatic Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

                                  Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice may accompany each distribution that includes capital gain or a return of capital disclosing the estimated sources of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.)

                                  The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Historically, other closed-end investment companies have applied for and received exemptive relief from the Securities and Exchange Commission to permit the investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. The staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

Principal Risks ..............    For a further discussion on the risks
                                  described below, see "Risk Factors."

                                  Risk of No Operating History. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

                                  Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

                                  Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

                                  Stock Market Risk. Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation, and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well. Equity securities generally have greater price volatility than bonds and other debt securities.

                                  Issuer Risk. The values of securities may decline for a number of reasons which directly relate to the issuers, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                  Interest Rate Risk. If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. The Fund will invest a significant portion of its portfolio in debt securities or stocks purchased primarily for interest or dividend income; therefore, if interest rates rise, the value of your investment in the Fund may decline. If interest rates go down, interest and dividends earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

                                  Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund may own securities with low credit quality, it may be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer. The Fund may also be subject to credit risk to the extent it engages in derivative transactions, such as swaps, OTC options, repurchase agreements, or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund.

                                  Foreign (Non-U.S.) Investment Risk. Investing in the securities of foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks will be more pronounced if the Fund invests in emerging market countries or in one country. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, nationalization, expropriation or other confiscation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund's investments. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well.

                                  Sovereign Risk. The Fund may have substantial investments in sovereign debt issued by foreign governments or their agencies or instrumentalities or by other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extent further loans to governmental entities. In addition, there generally are no bankruptcy or other reorganization proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

                                  Foreign Currency Risk. The Fund's investments in or exposure to foreign (non-U.S.) currencies or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in U.S. or abroad. The Fund may, but is not required, to hedge its exposure to foreign currencies obtained through its investments. Hedging transactions do not eliminate fluctuations in the underlying local prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. The Fund will have substantial exposure to foreign currency risk.

                                  Emerging Markets Risk. Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, and nationalization and less social, political, and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and
                                  (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

                                  Management Risk. The Fund is subject to
                                  management risk because it is an actively managed investment portfolio. The Advisor's and the Sub-Advisors' judgment about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect and there can be no guarantee that it will produce the desired results. Management risk is particularly relevant to the Fund because the Option Strategy that may be used by the Fund involves sophisticated investment techniques to be implemented by the Option Sub-Advisor, and there can be no guarantee that these techniques will be successful.

                                  Option Risk. There are various risks
                                  associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund. Among other techniques, the Advisor and Option Sub-Advisor will attempt to monitor and manage this risk through the Fund's overall allocation and the characteristics of the call options sold (written).

                                  The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

                                  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Option Strategy involves significant risk that the changes in the values of the indices underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

                                  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;
                                  (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
                                  (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund owns unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

                                  The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

                                  The Fund's options transactions will be
                                  subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Option Sub-Advisor. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

                                  Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities and interest payments on debt investments held by it as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term. The dividend and interest income from the Fund's investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders' income from the Fund. Please see "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

                                  Derivatives Risk. Many derivatives
                                  transactions involve leverage, and even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates or currency exchange rates. In many cases, the value of a derivatives position to the Fund is dependent on the willingness and ability of the Fund's derivatives counterparty to perform its obligations to the Fund. Certain derivatives may be less liquid and more difficult to value.

                                  Derivatives are subject to a number of risks described elsewhere in this prospectus, such as stock market risk, counter party risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

                                  Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts, including OTC options, entered into by it. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in an insolvency or other reorganizational proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                  High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                                  o    Increased price sensitivity to changing
                                       interest rates and to a deteriorating
                                       economic environment.

                                  o    Greater risk of loss due to default or
                                       declining credit quality.

                                  o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments.

                                  o    If a negative perception of the high
                                       yield market develops, the price and
                                       liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                                  o    Adverse changes in economic conditions
                                       are more likely to cause a high yield
                                       issuer to default on principal and
                                       interest payments than an investment
                                       grade issuer. The principal amount of
                                       high yield securities outstanding has
                                       proliferated in the past decade as an
                                       increasing number of issuers have used
                                       high yield securities for corporate
                                       financing. An economic downturn could
                                       severely affect the ability of highly
                                       leveraged issuers to service their debt
                                       obligations or to repay their obligations upon maturity.

                                  o    The secondary market for high yield
                                       securities may not be as liquid as the
                                       secondary market for more highly rated
                                       securities, a factor which may have an
                                       adverse effect on the Fund's ability to
                                       dispose of a particular security. There
                                       are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

                                  Investment Style Risk. Securities with
                                  different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

                                  Market Capitalization Risk. The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, more highly-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.

                                  Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, typically has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

                                  Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration (the estimated period until the security is paid in full), and reduce the value of the security.

                                  Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

                                  Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                  Leverage Risk. The Fund may enter into
                                  transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares. The Fund may also issue debt securities, borrow money, or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit the use, if any, of these instruments for purposes of investment leverage to 33% of the Fund's total assets (including the proceeds of the leverage) at the time used. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders.

                                  There is no assurance that the Fund's
                                  leveraging strategies will be successful.
                                  Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

                                  Because the fees received by the Advisor and the Sub-Advisors are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on the one hand, and the common shareholders, on the other hand. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                                  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

                                  Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

                                  Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, and other factors relating to the common shares.

                                  Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

                                  Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies -- securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

                                  Anti-takeover Provisions Risk. The Fund's
                                  Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund or a merger, liquidation, asset sale, or similar transactions.

                                  Other Regulatory Matters Risk. Since
                                  September, 2003, governmental and
                                  self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. The Advisor, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

                                  In connection with one of these
                                  investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

                                  From time to time, EIMC and certain of its affiliates are involved in various legal actions. In EIMC's opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

                                  Any resolution of these matters with
                                  regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

                                  Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced demand for Evergreen fund shares, or that they will not have other adverse consequences on the Evergreen funds.

                                  Tax Risk. Call option premiums received by the Fund generally will be recognized upon exercise, lapse or other disposition of the option, and gain or loss on options generally will be treated by the Fund as short-term capital gain or loss. The Fund's positions in certain listed equity index call options and futures contracts, certain foreign currency contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the instruments on October 31 and at the end of the Fund's taxable year (April 30) (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and certain options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Some of the call options and other devices employed by the Fund may reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions or qualified dividend income and cannot assure you as to any ratio of quarterly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "U.S. Federal Income Tax Matters." Please see "Distributions" for a description of additional risks associated with the tax characterization of the Fund's distributions to common shareholders.

                                  Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Leverage Risk" above.

Certain Affiliations .........    Unless and until the underwriting syndicate is
                                  broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

      The following fee table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares only

Shareholder Transaction Expenses:
  Sales load (as a percentage of offering price)...................................................                          %
  Offering costs borne by the Fund (as a percentage of offering price).............................                          %
  Dividend Reinvestment Plan fees..................................................................                    None(1)

                                                                                                           Percentage of Net
                                                                                                        Assets Attributable to
                                                                                                            Common Shares
                                                                                                        ----------------------
Annual Expenses:
  Management fees .................................................................................                          %
  Other expenses                                                                                                          %(2)
  Total annual expenses ...........................................................................                    %(3)(4)

________________________
            (1) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

            (2) Other Expenses includes an administrative services fee of     %
            of the Fund's average daily Total Assets payable to EIS, an affiliate of the Advisor.

            (3) The Fund will bear expenses in connection with the offering in
            an amount up to $     per share. The Advisor has agreed to pay the
            amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds
            $      per common share (        % of the offering price). These
            offering costs are not included among the expenses shown in the table. If the Fund completes an offering of preferred shares, the Fund will also pay expenses in connection with such offering.

            (4) The Advisor has agreed to contractually waive the management fee and/or reimburse expenses in order to limit Total Annual Expenses to
                   % if preferred shares are issued and to     % if no preferred
            shares are issued.

      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Fund's common shares. The amount set forth under Other Expenses in each table is based upon estimates for the Fund's first year of operations and assumes that the Fund issues approximately common shares. If the Fund issues fewer common shares, all other things being equal, these expenses as a percentage of net assets would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund."

      The following example illustrates the expenses that you would pay on a
$1,000 investment in common shares (including the sales load of $    , estimated
offering expenses of this offering of $2.00 in years one through ten, assuming
(1) total net annual expenses of     % of net assets attributable to common
shares and (2) a 5% annual return:*

_____________________

                                                               1 Year     3 Years     5 Years     10 Years
                                                               ------     -------     -------     --------
Total Expenses Incurred...............................              $           $           $            $

* The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

      The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws
of the state of Delaware on       , 2005, and has registered under the 1940 Act.
As a recently organized entity, the Fund has no operating history. The Fund's principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

                                 USE OF PROCEEDS

      The net proceeds of this offering will be approximately $       (or
approximately $      assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be approximately $
(or approximately $      assuming the underwriters exercise the overallotment
option in full) and the deduction of the sales load. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational
expenses and offering costs (other than the sales load) exceeds $       per
common share.

      The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, investments that, in the judgment of the Advisor or a Sub-Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be a period of up to six months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

      The Fund's investment objective is to seek to provide a high level of income. The Fund cannot assure you that it will achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Principal Investment Strategies

      The Fund will pursue its investment objective by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S. Issuers" are (i) companies organized under the laws of a country other than the United States and (ii) foreign governments, their agencies, or instrumentalities and supranational issuers (such as the World Bank). The Fund will also employ its Option Strategy of writing (selling) call options on a variety of both non-U.S. and U.S. securities indices, such as, for example, the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the CAC-40, Bolsa, the Eurostoxx Index, the DAX and Standard & Poor's 500 Index. The Fund may also employ a strategy of writing (selling) calls on exchange traded funds that represent certain indices, countries or sectors of the market, and, to a lesser extent, futures contracts and individual securities.

      Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of Non-U.S. Issuers. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.

      An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

      The Fund principally allocates its assets among three separate investment strategies: (i) investing in a portfolio of dividend paying equity securities,
(ii) investing in a portfolio of debt securities and (iii) employing its Option Strategy. The Advisor will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically, based on the Advisor's analysis of their potentials for providing current income and general economic and market factors. The Advisor currently expects that initially, once fully invested, approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities. Subject to the oversight of the Advisor, the degree to which the Option Strategy will be implemented at any time will depend, in part, on the Option Sub-Advisor's assessment of market conditions, pricing of options, and related risks. The aggregate net notional amount of the open option positions sold by the Fund will not normally exceed the market value of the Fund's equity investments. At any time, the Advisor may limit, or temporarily suspend, the Option Strategy.

      The Advisor will monitor the weighting of each investment strategy within the Fund's portfolio on an ongoing basis and rebalance the Fund's assets when the Advisor determines that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, the Fund's Advisor may make adjustments to the weighting of each investment strategy. Such adjustments would be based on the Advisor's review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities. However, at least 25% of the Fund's asset will be invested in debt securities, and, other than for temporary defensive purposes, at least 40% of the Fund's assets will be invested in equity securities.

Equity Securities Selection Techniques

      The Fund's equity investments will normally include primarily securities issued by what the Advisor considers to be established, Non-U.S. Issuers. The Fund may also hold a portion of its assets in equity securities of issuers organized in emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. The Advisor currently considers emerging market countries to be countries that issue long-term sovereign debt in their local currencies that is rated below investment grade. The Fund may hold equity securities of companies of any size.

      The Advisor will select companies that it believes should offer attractive current and/or future dividends. The Advisor will not limit its investments to companies representative of any particular investment style. For example, the Advisor may select "growth" companies on the basis of their promising business models, strong management, or anticipated growth in cash flows. The Advisor might also select "value" companies if it were to believe that their securities are undervalued by other investors.

      Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

      The Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund's equity investments. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's equity investments or increases in the value of currencies in which anticipated investments are denominated. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Debt Securities Sub-Advisor may provide decision support to the Advisor regarding the Advisor's use of these transactions. The net notional exposure of the Fund to foreign currency exchange transactions that the Advisor enters into on behalf of the Fund with respect to the Fund's equity investments will normally be limited to 25% of the value of the Fund's assets allocated to equity securities.

Debt Securities Selection Techniques

      The Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in investment grade debt securities (i.e., securities rated at least Baa3 by Moody's Investor's Service Inc. or BBB- by Standard & Poor's, or considered by the Debt Securities Sub-Advisor to be of comparable quality). Up to 35% of the Fund's investments in debt securities may be in securities below investment grade, including high yield corporate debt and sovereign debt of emerging market countries. The Fund will not invest in securities rated below B by Moody's and Standard & Poor's. The Fund may invest its assets in issuers of debt securities organized in emerging market countries, including governmental issuers of emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. The Advisor currently considers emerging market countries to be countries that issue long-term sovereign debt in their local currencies that is rated below investment grade. The Debt Securities Sub-Advisor selects issuers, countries, and currencies in which to invest based on its own fundamental and quantitative research.

      The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments of 5 to 14 years, and a dollar-weighted average duration of 3 1/2 to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment.

      The Debt Securities Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investments in debt securities or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Debt Securities Sub-Advisor may enter into on behalf of the Fund.

      The Debt Securities Sub-Advisor may enter into other derivative transactions, such as transactions in Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage the exposure of the Fund's debt securities portfolio to interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indices. The Fund typically would use such derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

      The Fund's investment in debt securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Option Strategy

      The Fund will use the Option Strategy to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities indices or on exchange traded funds that represent certain indices, countries or sectors of the market, and, to a lesser extent, futures contracts and individual securities. Examples of the indices upon which the Fund may write options include (but are not limited to) the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the CAC-40, Bolsa, the Eurostoxx Index, the DAX and the Standard & Poor's 500 Index. Subject to the oversight of the Advisor, the extent of call option writing activity will depend, in part, upon market conditions and the Option Sub-Advisor's ongoing assessment of the attractiveness of writing index call options on selected indices.

      As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are "European style" options, meaning that the options only may be exercised on the expiration date of the option. The Fund also may write index call options that are "American style" options, meaning that the options may be exercised at any point up to and including the expiration date.

      The Fund intends to sell exchange-listed index call options as well as over-the-counter ("OTC") options. Exchange-listed options are typically standardized contracts backed by an exchange clearing house. OTC options are entered into by the Fund directly with banks, broker-dealers, or other financial institutions, and their terms are generally negotiated directly by the parties. The Fund may enter into options with expiration dates of a specified number of months, or, in the case of some OTC options, up to one year.

      The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

      The transaction costs of buying and selling exchange-traded options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and OTC transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

      The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some OTC options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

      If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written (less the amount of related transaction costs). If an option written by the Fund is exercised, the Fund realizes a capital gain (less the amount of related transaction costs) if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain (less the amount of related transaction costs) if the cost of the closing option is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cost of the closing option is more than the premium received. Because certain exchange-listed options are considered so-called "section 1256 contracts" for Federal income tax purposes, the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period for Federal income tax purposes. For tax purposes, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. See "Tax Matters."

     Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may sell call options on broad-based equity indices, such as the MSCI EAFE Index, the FTSE 100 Index, the Hang Seng Index, the CAC-40, Bolsa, the Eurostoxx Index, the DAX and the Standard & Poor's 500 Index, as well as on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) financial services, oil, telecom utilities, technology, pharmaceuticals, and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

      The Option Sub-Advisor does not intend to write (sell) call options on equity indices or individual securities where the aggregate amount of the underlying values of the indices and securities exceed the net asset value of the Fund's equity portfolio, subject to future fluctuations in the assets attributable to the equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

      The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equities held by the Fund to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Option Sub-Advisor will seek to implement the Option Strategy, including the writing of out-of-the-money options and other strategies, in a manner intended to allow the Fund to partake in appreciation on its equity securities and to minimize the risk of principal loss. The Fund may sell index call options that are "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the value of the index). The Fund also reserves the right to sell index call options that are in-the-money. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of the option. The option premium and exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option.

      The Option Sub-Advisor will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are closely correlated with the price movements of some or all of the equity securities held in the Fund's equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund's written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. See "Risks--Options Risk."

      Although not a principal investment strategy of the Fund, the Fund may write call options on individual securities. The Option Sub-Advisor will write call options on individual securities with the same general strategies and goals as the Fund's written options on indices. Unlike certain call options written on indices, all gains and losses from call options on individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "U.S. Federal Income Tax Matters." The Fund may cover written call options on individual securities by holding the underlying security in its portfolio throughout the term of the option.

      Subject to the oversight of the Advisor, the degree to which the Option Strategy will be implemented at any time will depend, in part, on the Option Sub-Advisor's assessment of market conditions, pricing of options, and related risks. The aggregate net notional amount of the open option positions sold by the Fund will not normally exceed the market value of the Fund's equity investments. It is possible at any time that the Advisor will limit, or temporarily suspend, the Option Strategy.

      There can be no assurance that the Fund's Option Strategy will be successful, and the Option Strategy may result in losses.

      The Fund may employ a variety of strategies in addition to the Option Strategy involving call and put options, futures and forward contracts, and other derivative instruments in an attempt to enhance the Fund's investment returns, to hedge against market and currency risks, and/or to obtain market exposure with reduced transaction costs.

Other Investment Techniques and Strategies

      In addition to the principal investment strategies discussed above, the Fund may at times engage in the investment strategies and may use certain investment techniques as described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities and techniques and indicates if the Fund is subject to any limitations with respect to a particular investment strategy. (Please note that some of these strategies may be a principal investment strategy for a portion of the Fund and consequently are also described above under "Principal Investment Strategies".)

      Preferred Stock. The Fund may invest in preferred stock. Preferred stocks are equity securities, but they may have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common stock. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's debt securities.

      Other Derivative Instruments. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or to increase return, including options on futures contracts, forward contracts, and swap agreements with respect to securities, indices, and currencies. For example, the Fund might use futures contracts on indices as a temporary substitute for cash positions in order to effect a decision by the Advisor to adjust the portions of the Fund's assets invested in equity securities and debt securities.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "derivatives." Except in the case of the Option Strategy, the Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate or foreign currency exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage.

      Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. The ability to successfully use derivatives depends, in part, on the Advisor's or Sub-Advisor's ability to predict market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the

Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

      A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

      Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

      A futures contract is an agreement to buy or sell a specific commodity, index, or security or deliver a cash settlement price at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Any such gain or loss would be net of associated transaction costs.

      When purchasing a futures contract, the Fund may segregate liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.

      There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the futures contracts and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading (which may be influenced by a variety of factors, such as interest rate levels, maturities, and creditworthiness of issuers). Thus, even a well-conceived futures contract hedge may be unsuccessful to some degree because of market behavior or unexpected economic trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition, futures contracts used by the Fund may be traded on foreign exchanges or may be denominated or contemplate payments in foreign currencies. These transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and currencies. Some foreign futures markets may be "principal" markets so that no common clearing facility exists, and an investor may look only to its broker for performance of the contract. The value of these positions may be adversely affected by other factors and conditions applicable foreign investments and currencies generally. See "Risks--Foreign (Non-U.S.) Investment Risk."

      Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are "substantially identical." Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities that are the subject of the agreement during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

      To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund's limitations on borrowings. In addition, the Fund has a policy to limit its use for investment purposes of reverse repurchase agreements and dollar rolls and certain other forms of leverage, if any, to 33% of the Fund's total assets (including the proceeds of leverage) at the time used. See "Leverage." The Fund's investments in reverse repurchase agreements and dollar rolls are subject to the risks that the Fund's counterparty will be unable or unwilling to perform its obligations, and that, in the event of the bankruptcy or insolvency of the counterparty, the Fund will be required to repay the purchase price it received and will be an unsecured creditor with respect to the securities it sold to the counterparty in the transaction.

      Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies in the aggregate, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

      Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System, and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian or a sub-custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

      Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, deemed by the Advisor to be creditworthy (and approved by the Board of Trustees of the Fund) under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive a portion of the investment return on the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33% of the value of the Fund's total assets.

      Cash. The Fund may hold cash and cash equivalents in order to facilitate certain of its trading strategies.

      Portfolio Turnover. Portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund. Portfolio turnover involves transaction costs from the purchase and sale of the Fund's portfolio securities and may result in the realization of taxable capital gains.

Defensive and Temporary Investments

      Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other debt securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.

                                    LEVERAGE

      The Fund may enter into transactions that include, among others, options, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may under certain circumstances be seen to create investment leverage for the Fund. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares, or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit the use, if any, of these instruments for purposes of investment leverage to 33% of the Fund's total assets (including the proceeds of the leverage) at the time utilized. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful.

      Because the fees received by the Investment Adviser and the Investment Sub-Adviser are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on the one hand, and the common shareholders, on the other hand.

      If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any preferred shares, borrowings or other forms of leverage utilized by the Fund.

      Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its repurchase obligation.

      The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's securities.

      Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following:

      o the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on common shares;

      o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      o     increased operating costs, which may reduce the Fund's total return;
            and

      o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remains fixed.

      The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate

      If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and the overall interest rate environment. Successful use of a leveraging strategy depends, in part, on the Advisor's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

                                  RISK FACTORS

      The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Fund's investments include foreign securities, including securities of issuers in emerging markets, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Risk of No Operating History

      The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk

      As with any stock, the price of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund's common shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

Investment Risk

      An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Stock Market Risk

      Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Issuer Risk

      The value of securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Interest Rate and Other Risks

      Debt securities, including high yield securities, are subject to certain common risks, including, for example, the following:

      o If interest rates go up, the value of your investment in the Fund may decline.

      o If interest rates go down, interest and dividends earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays.

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

      o The Debt Securities Sub-Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. This is known as management risk.

      o The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. This is known as counterparty risk.

Credit Risk

      Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund may own securities with low credit quality, it may be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer. The Fund may also be subject to credit risk to the extent it engages in derivative transactions, such as swaps, OTC options, repurchase agreements, or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund.

Foreign (Non-U.S.) Investment Risk

      Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if the Fund invests significantly in emerging market countries or in one country. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that the investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. Economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. The values of securities denominated in foreign currencies may fluctuate based on changes in the values of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks.

      There may be less publicly available information about a foreign company than about a U.S. company. In addition, if a deterioration occurs in the country's balance of payments, if could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures to seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Sovereign Risk

      The ability of a foreign sovereign issuer to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

      Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund ("IMF"), the World Bank and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

      If a deterioration occurs in the country's balance of payments, if could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Foreign Currency Risk

      The Fund's investments in or exposure to foreign (non-U.S.) currencies or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may determine not to hedge its exposure (or any portion thereof) to foreign currencies obtained through its investments in foreign debt securities. As a result, the Fund ordinarily will have substantial exposure to foreign currency risk.

      The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets. These declines will in turn affect the Fund's income and net asset value. The Fund will compute its income on the date of its receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the foreign currency declines relative to the dollar between the date income is accrued and the date the Fund makes a distribution, the amount available for distribution to the Fund's shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in currency of the expenses at the time they are incurred. A decline in the value non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

      Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

Emerging Markets Risk

      Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Management Risk

      The Fund is subject to management risk because its portfolio is actively managed. The Advisor and the Sub-Advisors will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly relevant to the Fund because the Option Strategy and other derivatives strategies used by the Fund involve sophisticated investment techniques, and there can be no guarantee that these techniques will be successful.

Options Risk

      There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund. Among other techniques, the Advisor and Option Sub-Advisor will attempt to monitor and manage this risk through the Fund's overall allocation and the characteristics of the index options sold (written).

      The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

      There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, the Option Sub-Advisor will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are closely correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in the values of the indices underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at time when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund owns unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

      The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

      The Fund's use of purchased put options on equity indices as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Option Sub-Advisor. An exchange, boards of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Fund Distributions Risk

      The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity investments and interest payments on debt investments held by it as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term. The dividend and interest income from the Fund's investments will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders' income from the Fund. Please see "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

Derivatives Risk

      In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund's investment returns or to hedge against market and other risks in the portfolio, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Many derivatives transactions involve leverage, and even a small investment in derivatives have significant impact on the Fund's exposure to interest rates. In many cases, the value of a deriviatives position to the Fund is dependent on the willingness and ability of the Fund's derivatives counterparty to perform its obligations to the Fund. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

      The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

Counterparty Risk

      The Fund will be subject to risk with respect to the counterparties to the derivative contracts, including OTC options, purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. If the Fund enters into an OTC option position to offset another OTC option position, the Fund will still be subject to counter-party risk with respect to both positions.

High Yield Debt Securities Risk

      Investment in high yield securities involves risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to, for example, the following specific risks:

      o Increased price sensitivity to changing interest rates and to a deteriorating economic environment.

      o     Greater risk of loss due to default or declining credit quality.

      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments.

      o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

      o Adverse changes in economic conditions are more likely to cause a high yield issuer to default on principal and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase or interest rates rise sharply, the number defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those to meet their obligations. The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing such assets and potential liabilities from operating any business acquired.

      o The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and S&P's ratings.

      Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower rated segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher rated segments of the debt securities market, resulting in greater yield and price volatility.

      If the Fund owns high yield securities that are rated CCC or below or if unrated, the equivalent thereof, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and
corporate loans. However, the Fund would limit these types of securities to    %
of the portion of the Fund that invests in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

Investment Style Risk

      Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

Market Capitalization Risk

      The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories: large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.

Preferred Stock Risk

      The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Extension Risk

      During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration (the estimated period until the security is paid in full), and reduce the value of the security.

Reinvestment Risk

      Reinvestment risk is the risk that income from the Fund's debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Prepayment Risk

      During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Leverage Risk

      The Fund may enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares. The Fund may also issue debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage for investment purposes, if any, to 30% of the Fund's total assets (including the proceeds of the leverage) at the time used. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Leverage and Borrowings." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders. There is no assurance that the Fund's leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

      Because the fees received by the Advisor and the Sub-Advisors are based on the total managed assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Investment Sub-Advisor have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on the one hand, and the common shareholders, on the other hand.

      Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following:

      o the likelihood of greater volatility of net asset value, the market price, or the dividend rate of common shares or fluctuations in the dividend paid to the Fund;

      o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      o     increased operating costs, which may reduce the Fund's total return;
            and

      o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Market Price of Shares Risk

      Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Market Disruption and Geopolitical Risk

      The war with Iraq, its aftermath, and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, and other factors relating to the common shares.

Inflation Risk

      Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

Liquidity Risk

      The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The Fund is not required to sell or dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Anti-takeover Provisions Risk

The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit ability shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund or a merger, liquidation, asset sale, or similar transactions. See "Anti-takeover Provisions of the Agreement and Declaration of Trust."

Other Investment Companies Risk

      The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Leverage Risk."

Other Regulatory Matters Risk

      Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, broker-dealers, distributors and transfer agents to mutual funds, as well as other firms. Wachovia Corporation (the Advisor's parent) and/or certain of its subsidiaries (including the Advisor) have received subpoenas and/or other requests for documents and testimony relating to the investigations, are attempting to comply with those requests, and are cooperating with the investigations. Wachovia Corporation and its subsidiaries, including the Advisor, are continuing their own internal review of policies, practices, procedures and personnel, and are taking remedial actions where appropriate. Wachovia Corporation also is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential that were included in Wachovia Corporation's retail combination with Prudential. Under the terms of that transaction, Wachovia Corporation is indemnified by Prudential for liabilities relating to those matters.

      The Advisor, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

      In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by the fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

      From time to time, EIMC and certain of its affiliates are involved in various legal actions. In EIMC's opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

      Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

      Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wachovia Corporation believes that the eventual outcome of the actions against Wachovia Corporation and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wachovia Corporation's consolidated financial position or results of operations or on its subsidiaries, including the Advisor. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wachovia Corporation's results of operations for any particular period, including for that of the Advisor.

                             MANAGEMENT OF THE FUND

Trustees and Officers

      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the U.S. registered investment portfolios for which the Advisor serves as investment adviser.

Investment Advisor

      Evergreen Investment Management Company, LLC (previously defined as the "Advisor") will act as the Fund's investment adviser. The Advisor has been managing mutual funds and private accounts since 1932 and, with its affiliates, managed over $248 billion in assets as of December 31, 2004, including more than $19 billion in international assets. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.

      As the Fund's investment adviser, the Advisor provides the Fund with investment research, advice, and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. The Advisor will also determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically, based on the Advisor's analysis of their potentials for providing current income and of general economic and market factors. The Advisor determines what equity portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance. The Advisor also generally oversees the Option Strategy.

      Day-to-day management of the overall allocation among asset classes and investment strategies, as well as the portion of the Fund invested in equity securities as described under "Investment Objective and Principal Investment Strategies" above, is the responsibility of a team of portfolio management professionals from the Advisor's fundamental equity team. Together the team managed more than $22 billion in assets as of December 31, 2004. The team is led by Joseph DeSantis, who has more than 20 years of investment experience. Mr. DeSantis has been with the Advisor since 2005 and currently serves as a Chief Investment Officer of Fundamental Equities. The following provides information regarding the members of the team.

Name                      Since         Professional Experience
----                      -----         -----------------------
Joseph DeSantis            2005         Mr. DeSantis is a Chief Investment
                                        Officer and Managing Director with
                       (Inception)      Evergreen's Fundamental Equity group. He
                                        oversees a team of 85 portfolio
                                        managers, analysts and trading personnel responsible for more than $25 billion of domestic and international mutual fund and institutional separate account assets.

                                        Prior to joining Evergreen in 2005, Mr.
                                        DeSantis served as a Managing Director
                                        and Head of Equities-Americas with
                                        Deutsche Asset Management in New York
                                        (2000-2005). The overall group was
                                        responsible for more than $45 billion in equity mutual fund and institutional assets. Additionally, he served as Managing Director and Chief Investment Officer for Chase Trust Bank in Tokyo, Japan, where he built and led the local investment team and managed more than $7 billion in Japanese public and private institutional pension assets
                                        (1996-2000). While at Chase Manhattan
                                        Bank, Joseph also served as Investment
                                        Strategist and Fund Manager, Vice
                                        President/Head of International
                                        Equities, and Portfolio Manager of the
                                        U.S. Government Securities Fund and
                                        Managed Asset Portfolios.

                                        Mr. DeSantis was a founding Partner and
                                        Director with Strategic Research
                                        International, Inc., a global investment research organization in New York, where he served as Investment Strategist (1983-1990) and as Director of Institutional Research Services for Carl Marks & Co., a subsidiary (1985-1988). He produced and published research, which encompassed country comparisons and equity and fixed-income markets commentary. Additionally, he served as a Municipal Research Credit Analyst with Moody's Investors Service, New York (1981-1983).

Gilman C. Gunn III         2005         Mr. Gunn is a Managing Director, Senior
                                        Portfolio Manager, and Head of the
                       (Inception)      International Core Equity team. He has
                                        managed the International Core Equity
                                        team for Evergreen Investment Management
                                        Company or one of its predecessor firms
                                        since 1991. This experience includes
                                        serving as portfolio manager for
                                        Evergreen's Emerging Markets,
                                        International Small Cap, and Precious
                                        Metals equity products. Previously, he
                                        served as Head of Citibank's
                                        London-based private client investment
                                        department (1989-1990) and as Head of
                                        Global Fixed Income Research for Paribas
                                        Capital Markets in London (1984-1989).
                                        Mr. Gunn spent two years in Kuwait as an advisor to the Kuwait International
                                        Investment Company (1982-1983) and one
                                        year in Thailand (1971). Before
                                        beginning his overseas career, he was a
                                        Bond Portfolio Manager at The Chubb
                                        Corporation in New York (1974-1979).

                                        Mr. Gunn has been working in the
                                        investment management field since 1974.
                                        He received a B.A. from Florida State
                                        University (1968) and a M.B.A. in
                                        finance from New York University (1974).

Compensation and Expenses

      Under the management contract, the Fund will pay to the Advisor monthly, as compensation for the services rendered and expenses paid by it, an annual fee
equal to     % of the Fund's average daily Total Assets. Because the fee paid to the Advisor is
determined on the basis of the Fund's Total Assets, the Advisor's interest in determining whether to leverage the Fund may conflict with the interests of the Fund.

      The Fund's average daily Total Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of Total Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of its management contract with the Fund, the Advisor pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for bookkeeping; (b) charges and expenses of the independent registered public accounting firm; (c) charges and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
(e) trust fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with the Advisor or the Fund (as defined under the 1940 Act) other than as Trustees; (j) the cost of preparing and printing share certificates; and (k) the fees and other expenses of listing the Fund's shares on any national stock exchange. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

      The Fund has also entered into an administration agreement with EIS, pursuant to which EIS provides certain administrative and accounting services.
The Fund will pay EIS a monthly fee computed at an annual rate of     % of the
Fund's average daily Total Assets.

Debt Securities Sub-Advisor

      Day-to-day management of the portion of the Fund's assets invested in debt securities described under "Investment Objective and Principal Investment Strategies" above is the responsibility of a team of portfolio management professionals from the Debt Securities Sub-Advisor. Together the team managed more than $18 billion in assets as of December 31, 2004. The team is led by Tony Norris, who has more than 37 years of investment experience. Mr. Norris has been with the Debt Securities Sub-Advisor since 1980 and currently serves as a Chief Investment Officer.

      The Debt Securities Sub-Advisor, a subsidiary of Wachovia Corporation, is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

      Under a sub-advisory agreement, the Advisor (and not the Fund) has agreed to pay the Debt Securities Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of % of the Total Assets of the Fund invested in debt securities for the services and facilities the Debt Securities Sub-Advisor provides.

      The following provides information regarding the members of the team.

Name                      Since         Professional Experience
----                      -----         -----------------------
Tony Norris                2005         Mr. Norris is Managing Director, Chief
                                        Investment Officer, and Senior Portfolio
                       (Inception)      Manager with Evergreen International
                                        Advisors. His responsibilities include
                                        developing investment strategies using
                                        computer-based qualitative and technical analysis systems, integrating their output with fundamental research and strategy optimization systems, and monitoring the results within particular investment risk guidelines. Mr. Norris has been with Evergreen or one of its predecessor firms since 1990.
                                        Previously, he spent several years in
                                        banking, with particular emphasis on
                                        foreign exchange. Mr. Norris served in
                                        senior executive positions at Reserve
                                        Asset Managers (1980-1989), Gillet
                                        Brothers Fund Management (1978-1980) and
                                        Wallace Brothers Bank (1967-1978).

                                        Mr. Norris has been working in the
                                        investment management field since 1967.
                                        He is a member of the Society of
                                        Technical Analysts and is an Associate
                                        of the International Federation of
                                        Technical Analysts.

Peter Wilson               2005         Mr. Wilson is Managing Director, Chief
                                        Operating Officer, and a Senior
                                        Portfolio Manager with Evergreen
                                        International Advisors in London. His
                                        responsibilities

                       (Inception)      include client servicing and
                                        communicating investment philosophy and
                                        strategies. Mr. Wilson has been with
                                        Evergreen or one of its predecessor
                                        firms since 1989. Previously, he served
                                        as Treasurer and Portfolio Manager for
                                        Axe-Houghton (1989-1989). He was also a
                                        Vice President at Bankers Trust in
                                        London and New York (1984-1988) and a
                                        Portfolio Manager at Merchant Bankers
                                        Kleinwort Benson Ltd (1981-1984).

                                        Mr. Wilson has been working in the
                                        investment management field since 1978.
                                        He was educated in Canada, Hong Kong and England.

Option Sub-Advisor

      Day-to-day management of the Fund's Option Strategy as described under "Investment Objective and Principal Investment Strategies" above is the responsibility of a team of portfolio management professionals from the Option
Sub-Advisor's derivatives team. Together the team managed more than $    billion
in assets under management as of December 31, 2004. The team is led by Greg McMurran who has more than 28 years of investment experience. Mr. McMurran has been with the Option Sub-Advisor since 1976 and currently serves as a Chief Investment Officer. Information regarding the members of the team is listed below.

      Under a sub-advisory agreement, the Advisor (and not the Fund) has agreed to pay the Option Sub-Advisor a fee, calculated and paid monthly, in arrears, at
an annual rate of         for the services and facilities the Option Sub-Advisor
provides.

      The Option Sub-Advisor is a registered investment advisor and managed
approximately $     billion as of 12/31/2004. The Option Sub-Advisor is located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071.

Name                      Since         Professional Experience
----                      -----         -----------------------
Harindra de Silva,         2005         Dr. de Silva (President and Portfolio
 Ph.D., CFA                             Manager) is responsible CFA (Inception )
                       (Inception)      for Analytic's strategic direction and
                                        the ongoing development of its
                                        investment processes. He focuses on the
                                        ongoing research and portfolio
                                        management efforts for the firm's U.S.
                                        equity strategies and Tactical Asset
                                        Allocation strategies. Before joining
                                        Analytic in 1995, he was a Principal at
                                        Analysis Group, Inc., where he was
                                        responsible for providing economic
                                        research services to institutional
                                        investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester
                                        Institute of Science and Technology and
                                        an M.B.A. in Finance and an M.S. in
                                        Economic Forecasting from the University of Rochester. Dr. de Silva is a member of the CFA Institute, the American
                                        Finance Association and the
                                        International Association of Financial
                                        Analysts. He has 19 years of industry
                                        experience.

Gregory M. McMurran        2005         Mr. McMurran (Chief Investment Officer,
                                        Equity Derivatives and Portfolio
                       (Inception)      (Inception ) Manager) is responsible for
                                        the management of implementation of
                                        Analytic's investment strategies,
                                        including those used for the Fund. He
                                        joined Analytic in 1976. He is a major
                                        contributor to the firm's ongoing
                                        research efforts as well as new product
                                        development and strategy applications.
                                        Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton.
                                        He has 28 years of industry experience.

Dennis Bein, CFA           2005         Mr. Bein (Chief Investment Officer,
                                        Equity and a Portfolio Manager)
                       (Inception)      (Inception ) is responsible for the
                                        ongoing research for Analytic's U.S.
                                        equity strategies as well as the
                                        day-to-day portfolio management and
                                        trading of those accounts. Before
                                        joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG

                                        Risk Management, Analysis Group, Inc.'s
                                        investment consulting subsidiary. He
                                        received an M.B.A. from the Anderson
                                        Graduate School of Management at the
                                        University of California, Riverside. Mr.
                                        Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and a member of the CFA Institute, the Institute of Chartered Financial Analysts and the Los Angeles Society of Financial Analysts. He has 14 years of industry experience.

Scott Barker, CFA          2005         Mr. Barker (Portfolio Manager) is
                                        responsible for the ongoing (Inception)
                       (Inception)      research for Analytic's options and
                                        fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995, Mr. Barker was a Research Analyst for Analysis Group,
                                        Inc. He received a B.A. in Physics from
                                        Pomona College. He is a Chartered
                                        Financial Analyst and a member of the
                                        CFA Institute and the Los Angeles
                                        Society of Financial Analysts. He has 11 years of industry experience.

Additional Information Regarding the Fund's Management Teams

      The Fund's Statement of Additional Information contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

                           DIVIDENDS AND DISTRIBUTIONS

      Commencing with the Fund's first distribution, the Fund intends to make quarterly cash distributions to holders of the Fund's common shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends and interest received by the Fund that are paid on the equity and debt securities held in the Fund's portfolio and earnings from foreign currency exchange transactions (unless the Fund elects to treat such contracts as giving rise to capital gain) and (ii) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency exchange transactions (if the Fund elects to treat such gains or losses as capital gains or losses) and the sale of portfolio securities. The majority of gains from option premiums are expected to be short-term; however, a portion of the premiums from certain options may be treated as long-term capital gains. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

      The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its quarterly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund's distributions for that period or taxable year may contain significant returns of capital.

      In order to maintain a more consistent distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      As portfolio and market conditions change, the rate of distributions on the common shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "U.S. Federal Income Tax Matters."

      Your initial distribution is expected to be declared approximately 60-90 days, and paid approximately 90-120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund's Dividend Reinvestment Plan. See "Automatic Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

      Pursuant to the requirements of the 1940 Act and other applicable laws, absent an exemption, a notice may accompany each distribution that includes capital gain or a return of capital disclosing the estimated sources of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares.

      The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Historically, other closed-end investment companies have applied for and received exemptive relief from the Securities and Exchange Commission to permit the investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. The staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's Plan, unless a shareholder is ineligible or elects otherwise, all cash dividends, capital gains distributions and other distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to EquiServe Trust Company, N.A., as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any distribution record date; otherwise, such termination will be effective with respect to any subsequently declared distribution.

      Whenever the Fund declares an ordinary income dividend or a capital gain dividend or other distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or
(ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (last purchase date) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next ex-dividend date, which typically will be approximately 90 days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date. In that case, the number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

                            CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount").

      The Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

                         U.S. FEDERAL INCOME TAX MATTERS

Federal Income Tax Matters

      The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

      The Fund intends to elect and qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

      To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders must qualify for the dividends-paid deduction.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund will generally be recognized upon exercise, lapse or disposition of the option and generally will be treated as short-term capital gain or loss. Certain of the Fund's positions in listed equity index call options, options on foreign currencies, futures contracts and options thereon, and certain foreign currency forward contracts, will be subject to mark-to-market treatment and earnings will be recognized based on the fair market value of the options on October 31 and at the end of the Fund's taxable year (April 30) (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder's basis in the shares, and thereafter as capital gain.

      The Fund's option writing on stocks, indices may affect the period for which it is respected as having held stocks that the Fund owns on which calls are written or which are included in the indices or other instruments on which such calls are written for federal income tax purposes. Some of the call options and other devices employed by the Fund may be deemed to substantially diminish the Fund's risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property may constitute "qualified covered call options" which are generally excepted from the straddle rules but may still give rise to holding period suspensions. To avoid being subject to the straddle rules and the rules governing qualified covered calls under federal income tax law, the Fund intends to limit overlap between its stock holdings (and any subset thereof) and each index (and portion thereof) to less than 70% on an ongoing basis. However, at this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable as ordinary income when distributed.

      For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains (including premiums received by the Fund as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to options and other reduced-risk investments, may bear adversely on the Fund's ability to designate distributions as qualified dividend income. There can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual common shareholders as qualified dividend income.

      In addition to investing in stocks that pay tax-favored dividends, the Fund may invest a portion of its assets in stocks and other securities that generate ordinary income not taxed at long-term capital gains rates. For example, dividends received by the Fund from REITs will constitute qualified dividend income only to the extent (i) of qualified dividend income in the REIT's hands, or

(ii) that the REIT pays an entity-level tax, and REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund's Automatic Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of shareholders' tax basis in their common shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

      The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008. The Fund's call writing activities and investments in futures contracts and foreign currency contracts may increase or accelerate the Fund's recognition of ordinary income and may cause the Fund to liquidate other investments in order to satisfy distributions requirements.

      Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding.

      In the event that the Fund issues preferred shares, the Service will require the Fund allocate to each class of shares proportionate amounts of each type of its profits (such as ordinary income and capital gains) based upon the percentage of total dividend distributed to each class for the tax year.

      In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. Since all net investment income will be comprised of either foreign dividends or interest, the Fund does not expect to generate any qualified interest income dividends, described in (i), that would be exempt from this withholding tax.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be entitled to claim a credit or deduction on their U.S. income tax with respect to foreign taxes.

      This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                 NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in equity and debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

      Each security held by the Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market quotations are available for a security, or if the available quotations are deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees.

      Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's net asset value, could be different from the actual value at which those securities could be sold in the market. The Fund will invest in foreign securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. As a result, the values of the Fund's portfolio securities may change on days when the NAV of the Fund's shares is not calculated. The net asset value of the Fund's shares will reflect any such changes when the net asset value of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund calculates its net asset value. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that the foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the values of the foreign securities are typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

      The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. eastern time each day the Fund's net asset value is calculated. Changes in the values of those currencies in relation to the U.S. dollar affect the Fund's net asset value. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its net asset value (normally 4:00 p.m. eastern time) will not be reflected in the Fund's net asset value that day.

      Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                              DESCRIPTION OF SHARES

      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any issued shares into one or more additional classes or series of shares. The Board of Trustees may establish, designate and change such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the preferences, voting powers, rights, duties and business purpose of such shares and to divide or combine the shares of any series or class into a greater or lesser number. See "Leverage." The Fund may issue preferred shares.

Common Shares

      Common shares, when issued and outstanding, will be fully paid and non-assessable and will have no pre-emptive rights or conversion rights or rights to cumulative voting. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held. The common shares have been approved for listing on the New York Stock Exchange subject to notice of issuance, and the Fund will hold annual meetings so long as required by the New York Stock Exchange.

      In the event that the Fund issues preferred shares and so long as any preferred shares of the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The Fund will send unaudited reports at least semiannually and audited annual financial statements annually to all of its shareholders.

      As of        , 2005, Evergreen Financing Company, LLC, an affiliate of the
Advisor, provided the initial capital for the Fund by purchasing      common
shares of the Fund for $       . As of the date of this prospectus, Evergreen
Financing Company, LLC owned 100% of the outstanding common shares. Evergreen Financing Company, LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund or until the public offering of the shares is completed.

Preferred Shares

      The Fund in the future may elect to issue preferred shares as part of its leverage strategy. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Anti-takeover Provisions in the Agreement and Declaration of Trust and By-laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

 ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year. A Trustee may be removed from office for cause by the holders of at least 75% of the Fund's shares entitled to vote on the matter. A Trustee may be removed from office with or without cause by 75% of the remaining Trustees.

      As described below, the Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

      The Agreement and Declaration of Trust requires the favorable vote of at least 75% of the Board of Trustees as well as the holders of at least 75% of the Fund's shares entitled to be voted on the matter to approve, adopt or authorize the following:

      o a merger or consolidation or share exchange of the Fund with any other entity;

      o the issuance or transfer of shares of the Fund having an aggregate fair market value of $1 million or more (excluding a transfer pursuant to a public offering, a dividend reinvestment plan, or any stock subscription rights);

      o a sale, lease, exchange, or transfer of assets of the Fund having an aggregate fair market value of $1 million or more (other than securities transactions in the ordinary course of business); or

      o any shareholder proposal as to specific investment decisions with respect to the Fund's assets.

However, the above actions may be approved without shareholder consent if such action is approved by a majority of the Board of Trustees and 75% of the Continuing Trustees (unless in certain circumstances shareholder consent is otherwise required by the 1940 Act).

      The provisions of the Agreement and Declaration of Trust also require either (a) the favorable vote or consent of the holders of at least 75% of the Fund's shares entitled to vote on the matter, or (b) the favorable vote or consent of a majority of the Board of Trustees and at least 75% of the Continuing Trustees to approve, adopt or authorize the following:

      o     the termination of the Fund; or

      o     the termination of any series or class of the Fund's shares.

      In addition, conversion of the Fund to an open-end investment company would require the favorable vote of at least 75% of each class of the Fund's shares outstanding and entitled to vote on the matter (voting separately as a class), unless a majority of the Board of Trustees as well as 75% of the Continuing Trustees entitled to vote on the matter approve such conversion (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). A conversion of the Fund to an open-end investment company may, however, still require shareholder approval under separate requirements in the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company may also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

      The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the extent the By-laws do not reserve the right to the shareholders, to make, alter, amend or repeal any of the By-laws, subject to the requirements of applicable law and the approval of a majority of the Board of Trustees. However, the approval of a majority of the Board of Trustees and 75% of the Continuing Trustees is required for any amendment, alteration, change or repeal of the By-Laws related to the voting rights of shareholders or any other By-Law designated from time to time by resolution of a majority of the Board of Trustees and 75% of the Continuing Trustees to require such approval. Neither these provisions of the Agreement and Declaration of Trust, nor any of the provisions described above, can be amended or repealed except by the favorable approval of a majority of the then Trustees and 75% of the Continuing Trustees as well as the affirmative vote or consent of the holders of at least 75% of the Fund's shares entitled to vote; provided, however, that such affirmative vote or consent shall be in addition to the vote or consent of the shareholders otherwise required by applicable law or by the terms of any agreement between the Fund and any national securities exchange.

      The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 45 calendar days nor more than 60 calendar days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be received on or before January 1, 2006. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

      The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Agreement and Declaration of Trust described above could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

                                  UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated        ,
 2005, each underwriter named below, for which                     is acting as
representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                        Number of
      Underwriter                                   Common Shares
      -----------                                   -------------



      Total

      The purchase agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, the Advisor and the Sub-Advisors have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per common share. The sales load the Fund will pay of $ per common share which is equal to % of the initial offering price. The underwriters may allow, and the dealers may
reallow, a discount not in excess of $        per common share on sales to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares
purchased on or before        , 2005.

      The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                          Without           With
                                         Per Share  Overallotment  Overallotment
                                         ---------  -------------  -------------
Public offering price..................          $              $              $
Sales load.............................          $              $              $
Estimated offering expenses............          $              $              $
Proceeds, after expenses, to the Fund..          $              $              $

      The expenses of the offering are estimated at $         and are payable by
the Fund. The Fund has agreed to pay the underwriters $      per common share as
a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as the partial reimbursement to the underwriters
will not exceed     % of the total price to the public of the common shares sold in this offering. The Advisor has agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the
sales load, but including a $         per common share partial reimbursement to
the underwriters) in excess of $      per common share (   % of the offering
price).

Overallotment Option

      The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the common shares in connection with the offering, (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of this prospectus without the prior written consent of the underwriters except for the sale of the common shares to the underwriters pursuant to the provisions of the purchase agreement and certain transactions related to the Fund's Automatic Dividend Reinvestment Plan.

      The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

      One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

      The common shares will be sold to ensure that the New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

Additional Compensation to Underwriters and Other Relationships

      The Advisor (and not the Fund) has agreed to pay additional compensation
to        at the annual rate of      % of the Fund's average daily total managed
assets during the continuance of the Investment Advisory Agreement between the Advisor and the Fund. has agreed, upon the request of the Advisor, to, among other things, provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and to consult the Advisor with respect to applicable strategies designed to address market value discounts. The total amount of these
additional compensation payments to         will not exceed       % of the total
price to the public of the common shares sold in this offering.

      The Advisor (and not the Fund) has also agreed to pay additional compensation to certain other underwriters that meet certain sales targets
established by the Advisor at an annual rate of up to    % of the Fund's average
daily total managed assets attributable to common shares sold by such underwriters in this offering. The total amount of these additional compensation
payments will not exceed     % of the price to the public of the common shares
sold in this offering.

                  will provide distribution assistance in connection with the
sale of the common shares of the Fund.       will be a party to the purchase
agreement among the Fund, the Advisors, the Sub-Advisors and the other underwriters named therein. In connection with the provision of such distribution assistance, will provide employees to assist in the marketing of Fund securities. The reasonable out-of-pocket expenses of such employees will be
reimbursed by the Fund as part of the $    per common share partial
reimbursement of underwriters' expenses described above (with             having
no priority to reimbursement over the other underwriters).                  is a
registered broker-dealer and a member of the NASD.

      The sum of the additional compensation payable to       and certain other
underwriters, plus the amount paid by the Fund as the $      per common share
partial reimbursement to the underwriters, will not exceed    % of the aggregate
initial offering price of the common shares offered hereby. The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

      The principal business address of

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. EquiServe Trust Company, N.A. is the Fund's transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund's shares. EquiServe Trust Company, N.A.'s address is P.O. Box 43010, Providence, Rhode Island 02940-3010.

                                  LEGAL MATTERS

      Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Ropes & Gray LLP, Boston, MA. Certain matters have
been passed upon for the underwriters by             . Ropes & Gray LLP and
     may rely as to certain matters of Delaware law on the opinion of          .

              ----------------------------------------------------

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----

      Until         , 2005 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                     Shares

                  Evergreen International Balanced Income Fund

                                  Common Shares
                                  $   per Share

                             ----------------------

                              P R O S P E C T U S

                             ----------------------



                                                                , 2005

--------------------------------------------------------------------------------

                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

      Evergreen International Balanced Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating
thereto dated        , 2005. This Statement of Additional Information does not
include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.

      The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

FUND HISTORY ...........................................................      1

USE OF PROCEEDS ........................................................      1

INVESTMENT OBJECTIVE AND POLICIES ......................................      1

INVESTMENT RESTRICTIONS ................................................     17

MANAGEMENT OF THE FUND .................................................     20

TRUSTEES COMPENSATION ..................................................     25

THE ADVISORY AGREEMENTS, ADMINISTRATOR AND TRANSFER AGENT ..............     27

PORTFOLIO MANAGER ......................................................     31

PORTFOLIO TRANSACTIONS .................................................     31

U.S. FEDERAL INCOME TAX MATTERS ........................................     32

EXPERTS ................................................................     43

ADDITIONAL INFORMATION .................................................     43

FINANCIAL STATEMENT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM'S REPORT ..........................................................     44

      Appendix A--Description of Ratings ....................    A-1

      Appendix B--Proxy Voting Policy and Procedures ........    B-1


      This Statement of Additional Information is dated     , 2005.

                                  FUND HISTORY

      The Fund is a diversified, closed-end management investment company
organized as a statutory trust under the laws of Delaware on        , 2005 and
registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this statement of additional information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.

                                 USE OF PROCEEDS

      The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable after the closing of this offering. However, investments that, in the judgment of the Evergreen Investment Management Company, LLC (the "Advisor"), First International Advisors, LLC d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor") or Analytic Investors, Inc. (the "Option Sub-Advisor" together with the Advisor and the Debt Securities Sub-Advisor, the "Advisors") are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to six months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in typically lower-yielding U.S. government securities or high grade, short-term money market instruments.

                       INVESTMENT OBJECTIVE AND POLICIES

      The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

      Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately at the time of a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing or the asset coverage requirements of the 1940 Act for senior securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

      The Fund's Advisors reserve the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment strategy.

Securities

      EURODOLLAR INSTRUMENTS AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      INVESTMENTS IN DEPOSITARY RECEIPTS. The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

      For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

      PREFERRED SHARES. Preferred shares are equity securities, but they may have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income investments.

      OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies in the aggregate, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, subject to receiving no-action assurance from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

      MONEY MARKET INSTRUMENTS. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

      PAYMENT-IN-KIND SECURITIES. The Fund may invest in payment-in-kind (PIK) securities. PIK securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations, for a specified period of time. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

      The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

      PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Some PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

      An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. PIKs may be preferable to zero coupon bonds because interest payments in additional securities can be monetized and are viewed as more tangible than accretion of a discount.

      Generally, PIK bonds trade without accrued interest. Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is usually the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

      Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

      Regardless of whether PIK securities are senior or deeply subordinated, issuers are generally highly motivated to retire them because they are usually their most costly form of capital.

      ZERO COUPON "STRIPPED" BONDS. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

      In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

      For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

      LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies.

Derivatives

      INTEREST RATE TRANSACTIONS

      Interest Rate Swaps, Collars, Caps and Floors. The Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis.

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

      Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the relevant Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a specific commodity, index or security for an agreed price during a designated month (or to deliver the final cash settlement price at a specified price and time, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the relevant Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the relevant Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

      Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

      Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      OTHER OPTIONS CONTRACTS.

      Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

      Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

      Writing Call and Put Options on Securities Indices. The Fund may also write (sell) call and put options on securities indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

      Purchasing Call and Put Options. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund may purchase and sell both options that are traded on U.S. or foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

      In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

      FOREIGN CURRENCY TRANSACTIONS.

      Foreign Currency Exchange Transactions. The fund may enter into foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Fund's investments in equity and debt securities or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies or to shift exposures among foreign currencies.

      The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

      The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      The Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Fund intends to buy, when it holds cash reserves and short-term investments).

The Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. The Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      These transactions involve costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of these costs. The Fund's ability to engage in transactions may be limited by tax considerations.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      The Fund may use forward contracts to adjust the foreign exchange exposure of the Fund to protect against uncertainty in the level of future foreign exchange rates, to increase exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies, and the Fund might be expected to enter into such contracts under the following circumstances:

      Lock In. In order to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

      Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's holdings denominated in the currency sold.

      Direct Hedge. The Fund may employ a direct hedge back into the U.S. Dollar to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

      Proxy Hedge. The Fund may use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Fund anticipates that foreign currency options will be purchased or written only when it believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's Advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

      REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. The segregated account is marked to market daily and maintained until the transaction is settled.

      DOLLAR ROLL TRANSACTIONS. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Illiquid Securities and Downgrades in Fixed Income Debt Securities

      The Fund may purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). The Fund is not required to sell or dispose of any debt security that becomes illiquid or otherwise falls into either category above subsequent to its purchase.

      The Fund may be unable to sell illiquid, restricted or distressed securities quickly or may be able to sell it only at a price below current market value or the Fund could have difficulty valuing these holdings precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.

Proxy Voting Policy and Procedures

      The Fund has adopted Proxy Voting Policies and Procedures which the Advisors use to determine how to vote proxies relating to the Fund's portfolio securities. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Appendix B to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of "a majority of the Fund's outstanding shares", as defined in the 1940 Act. If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.    Diversification

      The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

      Further Explanation of Diversification Policy:

      To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

2.    Concentration

      The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      Further Explanation of Concentration Policy:

      The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.    Issuing Senior Securities

      Except as permitted under the 1940 Act, the Fund may not issue senior securities.

      Further Explanation of Senior Securities Policy:

      The Fund may not issue any class of senior security, or sell any such security of which it is the issuer, unless (i) if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 300% or (ii) if such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200%.

4.    Borrowing

      The Fund may not borrow money, except to the extent permitted by applicable law.

      Further Explanation of Borrowing Policy:

      The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.    Underwriting

      The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.    Real Estate

      The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.    Commodities

      The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options or other financial instruments and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.    Lending

      The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

      Further Explanation of Lending Policy:

      To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

      When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

      All other investment policies of the Fund in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares provided they are given at least 60 days' prior written notice.

      In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

                             MANAGEMENT OF THE FUND

Trustees of the Fund

      The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.

      The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

      The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee. For the fiscal year ended , 2005, the Executive Committee held committee meetings.

      The Fund has a Qualified Legal Compliance Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael
S. Scofield. The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

      The Fund has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a
financial nature that it deems appropriate. For the fiscal year ended      ,
2005, the Audit Committee held committee meetings.

      The Fund has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; the nature and quality of services provided by the Funds' transfer agent; and the overall level of servicing provided to shareholders in the Funds. The Distribution and Shareholder Service
Committee, which was formed on      , 2005, did not meet during the fiscal year
ended    , 2005. Since       the Distribution and Shareholder Service Committee
has met      .

      The Fund has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds. The
Litigation Oversight Committee, which was formed on     , 2005, did not meet
during the fiscal year ended     , 2005. Since      , 2005, the Litigation
Oversight Committee has met      .

      The Fund has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the
Evergreen funds. For the fiscal year ended    , 2005, the Performance Committee
held     committee meetings.

      The Fund has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee. In furtherance of the Board's responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended
    , 2005, the Pricing Committee held     committee meetings.

      Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

      Independent Trustees:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                    Portfolios      Other
                         Position   Beginning                                                       Overseen in     Directorships
Name and                 with       Year of     Principal Occupations for Last Five                 Evergreen       held outside
Date of Birth            Trust      Term of     Years                                               Funds           of Evergreen
                                    Office(1)                                                       Complex as of   Funds
                                                                                                    12/31/2004      Complex
------------------------------------------------------------------------------------------------------------------------------------
                                                Investment Counselor, Anchor Capital Advisors,
                                                Inc. (investment advice); Director, The Andover
                                                Companies (insurance); Trustee, Arthritis
                                                Foundation of New England; Director, The Francis
                                                Ouimet Society; Former Director, Health
                                                Development Corp. (fitness-wellness centers);
Charles A.Austin III     Trustee    1991        Former Director, Mentor Income Fund, Inc.;          93              None
DOB:10/23/1934                                  Former Trustee, Mentor Funds and Cash Resource
                                                Trust; Former Investment Counselor, Appleton
                                                Partners, Inc. (investment advice); Former
                                                Director, Executive Vice President and Treasurer,
                                                State Street Research & Management Company
                                                (investment advice)
------------------------------------------------------------------------------------------------------------------------------------
                                                Partner, Tin, Fulton, Greene & Owen, PLLC (law
                                                firm); Former Partner, Helms, Henderson &
Shirley L. Fulton        Trustee    2004        Fulton, P.A. (law firm); Retired Senior Resident    93              None
DOB: 1/10/1952                                  Superior Court Judge, 26th Judicial District,
                                                Charlotte, NC
------------------------------------------------------------------------------------------------------------------------------------
                                                Chairman and President, Oldways Preservation
                                                and Exchange Trust (education); Trustee,
                                                Treasurer and Chairman of the Finance
                                                Committee, Cambridge College; Former Chairman
K. Dun Gifford           Trustee    1974        of the Board, Director, and Executive Vice          93              None
DOB:10/23/1938                                  President, The London Harness Company (leather
                                                goods purveyor); Former Director, Mentor Income
                                                Fund, Inc.; Former Trustee, Mentor Funds and
                                                Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                Partner, Stonington Partners, Inc. (private
                                                equity firm); Trustee, The Phoenix Group of Mutual
                                                Funds; Director, Obagi Medical Products Co.;
                                                Director, Diversapack Co.; Former Director,                         Trustee, The
Dr. Leroy Keith, Jr.     Trustee    1983        Lincoln Educational Services; Former Chairman       93              Phoenix Group of
DOB: 2/14/1939                                  of the Board and Chief Executive Officer, Carson                    Mutual Funds
                                                Products Company (manufacturing); Former
                                                Director, Mentor Income Fund, Inc.; Former
                                                Trustee, Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                Manager of Commercial Operations, SMI Steel
                                                Co. - South Carolina (steel producer); Former
Gerald M. McDonnell      Trustee    1988        Sales and Marketing Manager, Nucor Steel            93              None
DOB: 7/14/1939                                  Company; Former Director, Mentor Income Fund,
                                                Inc.; Former Trustee, Mentor Funds and Cash
                                                Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
William Walt             Trustee    1984        Vice President, Kellam & Pettit, P.A. (law firm);   93              None
Pettit                                          Director, Superior Packaging Corp.; Director,
DOB: 8/26/1955                                  National Kidney Foundation of North Carolina,
                                                Inc.; Former Director, Mentor Income Fund, Inc.;
                                                Former Trustee, Mentor Funds and Cash Resource
                                                Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                President, Richardson, Runden LLC (executive
                                                recruitment business development/consulting
                                                ompany); Consultant, Kennedy Information, Inc.
                                                (executive recruitment information and research
                                                company); Consultant, AESC (The Association of
David M. Richardson      Trustee    1982        Executive Search Consultants); Director, J&M        93              None
DOB: 9/19/1941                                  Cumming Paper Co. (paper merchandising);
                                                Former Trustee, NDI Technologies, LLP
                                                (communications); Former Vice Chairman, DHR
                                                International, Inc. (executive recruitment);
                                                Former Director, Mentor Income Fund, Inc.; Former
                                                Trustee, Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                President/CEO, AccessOne MedCard; Former
                                                Medical Director, Healthcare Resource Associates,
Dr. Russell A. Salton,   Trustee    1984        Inc.; Former Medical Director, U.S. Health          93              None
III DOB: 6/2/1947                               Care/Aetna Health Services; Former Director,
                                                Mentor Income Fund, Inc.; Former Trustee,
                                                Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                Director and Chairman, Branded Media
                                                Corporation (multi-media branding
Michael S. Scofield      Trustee    1984        company);Attorney, Law Offices of Michael S.        93              None
DOB: 2/20/1943                                  Scofield; Former Director, Mentor Income Fund,
                                                Inc.; Former Trustee, Mentor Funds and Cash
                                                Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                Independent Consultant; Director, Trust Company
                                                of CT; Trustee, Saint Joseph College (CT);
                                                Director, Hartford Hospital; Trustee, Greater
                                                Hartford YMCA; Former Director, Enhance
Richard J. Shima         Trustee    1993        Financial Services, Inc.; Former Director, Old      93              None
DOB: 8/11/1939                                  State House Association; Former Director of CTG
                                                Resources, Inc. (natural gas); Former Director,
                                                Mentor Income Fund, Inc.; Former Trustee,
                                                Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustee:

------------------------------------------------------------------------------------------------------------------------------------
Richard K.                                      Member and Former President, North Carolina
Wagoner, CFA(2)          Trustee    1999        Securities Traders Association; Member, Financial   93
DOB:                                            Analysts Society; Former Consultant to the Boards
12/12/1937                                      of Trustees of the Evergreen funds; Former
                                                Trustee, Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

(2) Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

      Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares or through the Trustees' Deferred

Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen
fund complex, as of    , 2005.

-------------------------------------------------------------------------------
                                                            Aggregate Dollar
  Trustees                          Dollar Range of        Range of Investment
                                   Investment in Fund        in Fund Complex
-------------------------------------------------------------------------------
  Charles A. Austin, III*             To be added              To be added
-------------------------------------------------------------------------------
  Shirley L. Fulton                   To be added              To be added
-------------------------------------------------------------------------------
  K. Dun Gifford                      To be added              To be added
-------------------------------------------------------------------------------
  Dr. Leroy Keith, Jr.                To be added              To be added
-------------------------------------------------------------------------------
  Gerald M. McDonnell*                To be added              To be added
-------------------------------------------------------------------------------
  William Walt Pettit*                To be added              To be added
-------------------------------------------------------------------------------
  David M. Richardson                 To be added              To be added
-------------------------------------------------------------------------------
  Dr. Russell A. Salton, III*         To be added              To be added
-------------------------------------------------------------------------------
  Michael S. Scofield*                To be added              To be added
-------------------------------------------------------------------------------
  Richard J. Shima*                   To be added              To be added
-------------------------------------------------------------------------------
  Richard K. Wagoner                  To be added              To be added
-------------------------------------------------------------------------------

      As of      , 2005, the Fund's officers and Trustees as a group owned less than 1% of the outstanding common shares.

      As of      , 2005, the following persons owned of record or beneficially the number of shares of the Fund noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

                    Shares Beneficially   Percentage of Fund's   Shares            Percentage of Fund's
Name and Position   Owned                 Outstanding Shares     Owned of Record   Outstanding Shares
-----------------   -------------------   --------------------   ---------------   --------------------
TO BE ADDED.

Officers of the Fund

      Set forth below are the officers of the Fund.

-----------------------------------------------------------------------------------------------
   Name, Address        Position with      Principal Occupation for Last Five Years
 and Date of Birth           Fund
-----------------------------------------------------------------------------------------------
Dennis H. Ferro       President            President and Chief Investment Officer, Evergreen
401 S. Tryon,                              Investment Management Company, LLC and Executive
12th Floor                                 Vice President, Wachovia Bank, N.A.
Charlotte, NC 28288
DOB: 6/20/45
-----------------------------------------------------------------------------------------------

Carol Kosel           Treasurer            Senior Vice President, Evergreen Investment
200 Berkeley Street                        Services, Inc. and Treasurer, Vestaur Securities,
Boston, MA 02116                           Inc.
DOB: 12/25/63
-----------------------------------------------------------------------------------------------

Michael H. Koonce     Secretary            Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                        Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                           Assistant General Counsel, Wachovia Corporation;
DOB: 4/20/60                               former Senior Vice President and General Counsel,
                                           Colonial Management Associates, Inc.; former Vice
                                           President and Counsel, Colonial Management
                                           Associates, Inc.
-----------------------------------------------------------------------------------------------

James Angelos         Chief Compliance     Chief Compliance Officer and Senior Vice President,
200 Berkeley Street   Officer since 2004   Evergreen Funds; Former Director of Compliance,
Boston, MA 02116                           Evergreen Investment Services, Inc.
DOB: 9/2/47
-----------------------------------------------------------------------------------------------

                              TRUSTEES COMPENSATION

      Listed below is the Trustee compensation estimated to be paid by the Fund
individually for the period beginning      , 2005 and ending on      , 2005 and
by the Fund and the      trusts and one other limited liability company in the
Evergreen fund complex for the twelve months ended       , 2005. The Trustees do
not receive pension or retirement benefits from the Fund.

--------------------------------------------------------------------------------
                                      Aggregate               Total Compensation
       Trustee                    Compensation from           from the Evergreen
                                        Fund                     Fund Complex
--------------------------------------------------------------------------------
Charles A. Austin, III              To be added.                 To be added.
--------------------------------------------------------------------------------
Shirley L. Fulton                   To be added.                 To be added.
--------------------------------------------------------------------------------
K. Dun Gifford                      To be added.                 To be added.
--------------------------------------------------------------------------------
Leroy Keith, Jr.                    To be added.                 To be added.
--------------------------------------------------------------------------------
Gerald M. McDonnell                 To be added.                 To be added.
--------------------------------------------------------------------------------
William Walt Pettit                 To be added.                 To be added.
--------------------------------------------------------------------------------
David M. Richardson                 To be added.                 To be added.
--------------------------------------------------------------------------------
Russell A. Salton, III              To be added.                 To be added.
--------------------------------------------------------------------------------
Michael S. Scofield                 To be added.                 To be added.
--------------------------------------------------------------------------------
Richard J. Shima                    To be added.                 To be added.
--------------------------------------------------------------------------------
Richard K. Wagoner                  To be added.                 To be added.
--------------------------------------------------------------------------------

      Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the trustees who may be elected by such holders.

Limitation of Trustees' Liability

      The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

      In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

      In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in
Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

      The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.

            THE ADVISORY AGREEMENTS, ADMINISTRATOR AND TRANSFER AGENT

Investment Management Contract

      The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contracts for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved the Advisor's management contract for an
initial two-year term on      , 2005. In approving the management contract, the
Trustees reviewed materials provided by the Advisor and considered the following: TO BE ADDED.

      The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by either the Fund's Board of Trustees or by the Advisor by notice to the other or by a vote of a majority of outstanding voting securities of the Fund. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

      Under the management contract, and subject to the supervision of the Fund's Board of Trustees, the Advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services.

      Pursuant to the management contract, the Advisor may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all or some of the services to be provided by the Advisor under the management contract, provided such agreement is approved as required by law.

      The management contract further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

      The management contract provides that the Fund shall pay to the Advisor a fee for its services which is equal to the annual rate of % of the Fund's average daily Total Assets. The advisory fee will be payable monthly.

Investment Sub-Advisory Contracts

   Debt Securities Sub-Advisory Agreement

      The Debt Securities Sub-Advisor provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Advisor and the
Debt Securities Sub-Advisor dated as of      , 2005 (the "Debt Securities
Sub-Advisory Agreement"). In consideration of the services provided by the Debt Securities Sub-Advisor, the Advisor pays a monthly fee to the Debt Securities
Sub-Advisor equal to      % of the Fund's Total Assets invested in debt
securities.

      The Debt Securities Sub-Advisory Agreement was approved by the Board of
Trustees (including a majority of the Disinterested Trustees) on      . The
initial term of the Debt Securities Sub-Advisory Agreement will expire on December 31, 2006, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Trustees. The Debt Securities Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Advisor. The Debt Securities Sub-Advisory Agreement may be terminated by the Debt Securities Sub-Advisor upon 90 days prior written notice to the Advisor, or upon such shorter notice as may be mutually agreed upon. The Debt Securities Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the1940 Act and the rules thereunder as well as upon termination of the management agreement between the Advisor and the Fund.

      Under the terms of the Debt Securities Sub-Advisory Agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Debt Securities Sub-Advisory Agreement on the part of the Debt Securities Sub-Advisor, the Debt Securities Sub-Advisor will not be liable for any act or omission in the course of, or connected with, rendering services under the Debt Securities Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

   Option Sub-Advisory Agreement

      The Option Sub-Advisor provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Advisor and the Option
Sub-Advisor dated as of   , 2005 (the "Option Sub-Advisory Agreement"). In
consideration of the services provided by the Sub-Advisor, the Advisor pays a
monthly fee to the Option Sub-Advisor equal to      .

      The Option Sub-Advisory Agreement was approved by the Board of Trustees
(including a majority of the Disinterested Trustees) on      . The initial term
of the Option Sub-Advisory Agreement will expire on December 31, 2006, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Trustees. The Option Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Advisor. The Option Sub-Advisory Agreement may be terminated by the Option Sub-Advisor upon 90 days prior written notice to the Advisor, or upon such shorter notice as may be mutually agreed upon. The Option Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the1940 Act and the rules thereunder as well as upon termination of the management agreement between the Advisor and the Fund.

      Under the terms of the Option Sub-Advisory Agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Option Sub-Advisory Agreement on the part of the Option Sub-Advisor, the Option Sub-Advisor will not be liable for any act or omission in the course of, or connected with, rendering services under the Option Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Administrator

      Evergreen Investment Services, Inc. ("EIS"), serves as administrator, subject to the supervision and control of the Fund's Board of Trustees. EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate
of    % of the Fund's average daily Total Assets.

Transfer Agent

      EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

Code of Ethics

      The Fund and each of the Advisors have each adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Fund and the Advisors are on public file with, and available from, the Commission.

      The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Potential Conflicts of Interest

      The Fund is managed by the Advisors. The Advisor and the Debt Securities Sub-Advisor also serve as investment adviser or sub-adviser to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objective of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

      It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by the Advisor, the Debt Securities Sub-Advisor or the Option Sub-Advisor seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor, the Debt Securities Sub-Advisor or the Option Sub-Advisor (or in some cases, the Debt Securities Sub-Advisor) decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

                                PORTFOLIO MANAGER

      Other Funds and Accounts Managed. The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager of the Fund as of the Fund's
most recent fiscal year end,      , 2005.

      TO BE ADDED.

      Conflicts of Interest. TO BE ADDED.

      Compensation. TO BE ADDED.

      Fund Holdings. TO BE ADDED.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by one of the Advisors pursuant to authority contained in the Fund's management contracts. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The relevant Advisor normally seeks to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The relevant Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the relevant Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

      The Advisors may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisors. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the relevant Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisors maintain a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisors are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisors believe that no exact dollar value can be calculated for such services.

      The research received from broker-dealers may be useful to the Advisors in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisors, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisors in carrying out their respective obligations to the Fund. The receipt of such research has not reduced the Advisors' normal independent research activities; however, it enables the Advisors to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

      The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

      The Board of Trustees will periodically review the Advisors' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

      Additionally, on most fixed-income security and certain derivative transactions, the Fund will typically pay an undisclosed amount of "mark-up" that is included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty). As a result, funds, like the Fund, that invest in fixed-income securities and equity securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities only.

                         U.S. FEDERAL INCOME TAX MATTERS

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      The Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund will generally be recognized upon exercise, lapse or disposition of the option and generally will be treated as short-term capital gain or loss. The Fund's positions in certain listed equity index options and futures contracts certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the instruments on October 31 and April 30. Under this system 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made will be taxable as ordinary income.

      For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. The Fund's call writing activities may affect its ability to meet the holding period requirements (see "Options Futures, Forward Contracts and Swap Agreements" below). Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to the Fund's shares. Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund cannot predict what portion of Fund distributions will be derived from qualified dividend income.

      Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

      The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

      Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any preferred shares issued by the Fund, and only thereafter to distributions made to holders of common shares. As a result, the holders of preferred shares would receive a disproportionate share of the distributions treated as dividends, and the holders of the common shares would receive a disproportionate share of the distributions treated as a return of capital.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

      Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option, and gain or loss on options generally will be treated by the Fund as short-term capital gain or loss. The Fund's positions in certain listed equity index options and futures contracts, certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31 and April 30. Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made will be taxable as ordinary income.

      Call options that are considered "covered" for federal income tax purposes--that is, options on stocks that the Fund owns and options on securities indices that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund's risk of loss in either position under IRS regulations--and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the federal income tax straddle rules. Some covered call options that are not deep-in-the-money constitute "qualified covered call options" and may be excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property may be calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" may not satisfy the holding period requirements and therefore may be taxed as ordinary gain. The call options that are covered by shares but do not constitute "qualified covered call options" (as defined in section 1092 of the Code) and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in "substantially similar or related property" (also as defined therein) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. To avoid being subject to the straddle rules and the rules governing qualified covered calls under federal income tax law, the Fund intends to limit overlap between its stock holdings (and any subset thereof) and each index (and portion thereof) to less than 70% on an ongoing basis. These rules could, however, affect the amount, timing and character of distributions to shareholders.

      Certain of the Fund's hedging activities (including its transactions in foreign currencies and foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

      Foreign Taxation. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      Tender Offers. From time to time the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of any preferred shares issued by the Fund and held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the preferred shares held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders.

      Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

      Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

      If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

      Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

      Certain Investments in REITs. The Fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

      Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those

PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

      Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to an option or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

      The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, in the event that the Fund issues preferred shares, the Fund intends each year to allocate Capital Gain Dividends between and among its common shares and any series of preferred shares issued by the Fund in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among the two (or more) classes.

      Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but for which the Fund can claim a dividends-paid deduction with respect to such taxable year, are treated as dividends paid during such taxable year for purposes of determining each class's proportionate share of a particular type of income. In the event that the Fund issues preferred shares, the Fund currently intends to treat any such dividends as having been paid in the taxable year of payment for purposes of determining each class's proportionate share of a particular type of income with respect to such taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares issue by the Fund. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

      Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

      Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly-designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated below, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. Since all invested income will be comprised of either foreign dividends or interest, the Fund does not expect to generate any qualified interest income dividends, described in (i), that would be exempt from this withholding tax.

      Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as certain REITs. Notably, the Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the recent legislation, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

      A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

      Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

      In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

      Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                     EXPERTS

      The statement of assets and liabilities of the Fund as , 2005 appearing in this statement of additional information has been audited by , the Fund's Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
     , located at   , provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

              FINANCIAL STATEMENT AND INDEPENDENT REGISTERED PUBLIC
                            ACCOUNTING FIRM'S REPORT

              TO BE ADDED.

                       APPENDIX A - DESCRIPTION OF RATINGS

                      CORPORATE AND MUNICIPAL BOND RATINGS

      The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

      If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

      The principal rating services, commonly used by the Fund and investors generally, are Moody's, Fitch and S&P. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

--------------------------------------------------------------------------------
MOODY'S    S&P             FITCH        Credit Quality
--------------------------------------------------------------------------------
Aaa        AAA             AAA          Excellent Quality (lowest risk)
--------------------------------------------------------------------------------
Aa         AA              AA           Almost Excellent Quality (very low risk)
--------------------------------------------------------------------------------
A          A               A            Good Quality (low risk)
--------------------------------------------------------------------------------
Baa        BBB             BBB          Satisfactory Quality (some risk)
--------------------------------------------------------------------------------
Ba         BB              BB           Questionable Quality (definite risk)
--------------------------------------------------------------------------------
B          B               B            Low Quality (high risk)
--------------------------------------------------------------------------------
Caa/Ca/C   CCC/CC/C        CCC/CC/C     In or Near Default
--------------------------------------------------------------------------------
           D               DDD/DD/D     In Default
--------------------------------------------------------------------------------

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

                 APPENDIX B--PROXY VOTING POLICY AND PROCEDURES


                                  TO BE ADDED.

                           PART C - OTHER INFORMATION

Item 25: FINANCIAL STATEMENTS AND EXHIBITS

      1. FINANCIAL STATEMENTS:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

      2. EXHIBITS:

Exhibit No.       Description of Exhibits
-----------       -----------------------

(a)(1)            Certificate of Trust, dated August 16, 2005, filed herewith.

(a)(2) Agreement and Declaration of Trust dated August 16, 2005, filed herewith.

(b)               By-laws of Registrant, filed herewith.

(c)               Not applicable.

(d)(1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith

(d)(2) Article II (Meetings of Shareholders) of the Bylaws of Registrant, filed herewith.

(d)(3)            Form of Share Certificate.*

(e)               Automatic Dividend Reinvestment Plan.*

(f)               Not applicable.

(g)(1) Form of Investment Advisory Agreement between Registrant and Evergreen Investment Management Company, LLC.*

(g)(2) Form of Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and First International Advisors, LLC.*

(g)(3) Form of Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Analytic Investors, Inc.*

(h)(1)            Form of Purchase Agreement.*

(h)(2)            Form of Master Selected Dealer Agreement.*

(h)(3)            Master Agreement Among Underwriters.*

(i)               Deferred Compensation Plan.*

(j) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

(k)(1) Form of Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.*

(k)(2) Form of Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company, N.A.*

(l)(1)            Opinion and consent of Ropes & Gray LLP.*

(l)(2)            Opinion and consent of Richards, Layton & Finger, P.A.*

(m)               Not applicable.

(n)               Consent of , the Registrant's Independent Registered Public
                  Accounting Firm.*

(o)               Not applicable.

(p)               Initial Stock Purchase Agreement.*

(q)               Not applicable.

(r)(1)            Code of Ethics for Evergreen International Balanced Income
                  Fund.*

(r)(2)            Code of Ethics for Evergreen Investment Management Company,
                  LLC.*

(r)(3)            Code of Ethics for First International Advisors, LLC.*

(r)(4)            Code of Ethics for Analytic Investors, Inc.*

(s)               Powers of Attorney, filed herewith.

* = To be filed by amendment.

-------------------

Item 26:  MARKETING ARRANGEMENTS

      To be filed by amendment.

Item 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement.

            Registration fees                                        $*
            National Association of Securities Dealers, Inc. fee     $*
            New York Stock Exchange listing fee                      $*
            Printing and engraving expenses                          $*
            Legal fees                                               $*
            Accounting expenses                                      $*
            Transfer Agent fees                                      $*
            Marketing fees                                           $*
            Miscellaneous expenses                                   $*
                                                                     --------
                     Total                                           $*

            * To be completed by amendment.

Item 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

Item 29: NUMBER OF HOLDERS OF SECURITIES (As of August 15, 2005)

               Title of Class                     Number of Record Holders
               --------------                     ------------------------

         Common Shares, no par value                          0

Item 30: Indemnification

      Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

      Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Agreement and Declaration of Trust, which is filed herewith.

      The Investment Advisory Agreement between the Registrant and Evergreen Investment Management Company, LLC contains provisions for the indemnification of the Registrant's Advisor.

      The Underwriting Agreement contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

      The Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc. contains provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator.

      The Transfer Agency and Service Agreement with the Registrant's transfer agent contains provisions for the indemnification of EquiServe Trust Company, N.A., the Registrant's transfer agent.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS

      (a) The Directors and principal executive officers of Wachovia Bank, N.A. are:

            G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                       Wachovia Bank, N.A., Chief Executive
                                       Officer, President and Director, Wachovia
                                       Corporation and Wachovia Bank, N.A.

            Mark C. Treanor            Executive Vice President, Secretary &
                                       General Counsel, Wachovia Corporation;
                                       Secretary and Executive Vice President,
                                       Wachovia Bank, N.A.

            Robert T. Atwood           Executive Vice President and Chief
                                       Financial Officer, Wachovia Corporation;
                                       Chief Financial Officer and Executive
                                       Vice President, Wachovia Bank, N.A.

      All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288

      The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

      The information required by this item with respect to First International Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-42427) of First International Advisors, LLC.

                            Analytic Investors, Inc.
                       500 South Grand Avenue, 23rd Floor
                              Los Angeles, CA 90071

Name                    Position with Adviser       Other Connections
----------------------------------------------------------------------------------------------
Dr. Roger Glen Clarke   Chairman                    President (September 1997 - present),
                                                    Ensign Peak Advisors; Director (January
                                                    2000 to present), Bonneville Holding
                                                    Corporation; Director (September 1996 -
                                                    present), Deseret Trust Company.
--------------------------------------------------------------------------------------------------
Harinda de Silva        Director and President      Director (January 1999 - present), Analytic
                                                    US Market Neutral, Ltd.; Director (November
                                                    2000 - Present), Analytic US Market
                                                    Offshore Master, Ltd.; Director (May 2002 -
                                                    present), Analytic US Market Neutral
                                                    Offshore II, Ltd.; Director (May 2002 -
                                                    present), Analytic US Market Neutral
                                                    Offshore Master II, Ltd.; Director,
                                                    Analytic Japanese Equity Market Neutral
                                                    Offshore Master, Ltd. and Analytic Japanese
                                                    Equity Market Neutral Offshore, Ltd.
--------------------------------------------------------------------------------------------------
Marie Nastasi Arlt      Director, Treasurer, Vice   Director (November 2001 - present),
                        President, Chief Operating  Analytic US Market Neutral Offshore, Ltd.;
                        Officer and Corporate       Director (May 2002 - present), Analytic US
                        Secretary                   Market Neutral Offshore II, Ltd; Director,
                                                    Analytic Japanese Equity Market Neutral
                                                    Offshore Master, Ltd. and Analytic Japanese
                                                    Equity Market Neutral Offshore, Ltd.
--------------------------------------------------------------------------------------------------
Scott F. Powers         Director                    Chief Executive Officer (September 2001 -
                                                    present), Old Mutual US Holdings, Inc.;
                                                    Chief Executive Officer (September 2001 -
                                                    present), Old Mutual Asset Managers (US)
                                                    LLC, 200 Clarendon Street, 53rd Floor,
                                                    Boston, MA 02116; Executive Vice President
                                                    of Sales and Marketing and Product
                                                    Development at Mellon Institutional Asset
                                                    Management, Chief Operating Officer and
                                                    head of marketing and client service for
                                                    The Boston Company Asset Management
                                                    (1989-1999); Financial Advisor for Dean
                                                    Witter (1985-1989); Director, Acadian Asset
                                                    Management, Inc., Analytic Investors, Inc.,
                                                    Barrow Hanley, Mewhinney & Strauss, Inc.,
                                                    Clay Finlay, Inc., Dwight Asset Management
                                                    Company,

                                                    eSecLending LLC, Integra Capital Financial
                                                    Corporation, Integra Capital Management
                                                    Corporation, Integra Capital Quebec
                                                    Corporation, Old Mutual Asset Managers (US)
                                                    LLC, Old Mutual Asset Management Charitable
                                                    Foundation, Inc., Old Mutual (US) Holdings
                                                    Inc., Pilgrim Baxter & Associates, Ltd.,
                                                    Provident Investment Counsel, Inc., Rogge
                                                    Global Partners plc, Thompson, Siegel &
                                                    Walmsley, Inc., United Investments Co.,
                                                    Ltd. and UAM (Japan) Inc.
-----------------------------------------------------------------------------------------------
Dennis M. Bein          Chief Investment Officer    Formerly, Portfolio Manager, Analytic/TSA
                                                    Investors, Inc.
-----------------------------------------------------------------------------------------------
Gregory M. McMurran     Chief Investment Officer    Formerly, Chief Investment Officer ,
                                                    Analytic/TSA Investors, Inc.

Item 32: LOCATIONS OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-3 promulgated thereunder are maintained at one of the following locations:

      Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

      Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

      State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

      EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021

Item 33: MANAGEMENT SERVICES.

      Not applicable.

Item 34: UNDERTAKINGS.

      (1) The Registrant undertakes to suspend the offering of its shares until it amends the Prospectus if (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2) Not applicable.

      (3) Not applicable.

      (4) Not applicable.

      (5) Registrant hereby undertakes:

            (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and the State of North Carolina on the 22nd day of August, 2005.

                                           EVERGREEN INTERNATIONAL BALANCED
                                           INCOME FUND


                                           By: /s/ Michael H. Koonce
                                               ---------------------
                                                 Michael H. Koonce
                                                 Secretary

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the 22nd day of August, 2005.

Name                                     Capacity
----                                     --------


/s/ Carol A. Kosel                       Treasurer (Principal
-----------------------------            Financial and Accounting Officer)
Carol A. Kosel*

/s/ Dennis H. Ferro                      President (Principal Executive
-----------------------------            Officer)
Dennis H. Ferro*

/s/ Charles A. Austin, III               Trustee
-----------------------------
Charles A. Austin, III*

/s/ K. Dun Gifford                       Trustee
-----------------------------
K. Dun Gifford*

/s/ William Walt Pettit                  Trustee
-----------------------------
William Walt Pettit*

/s/ Gerald M. McDonnell                  Trustee
-----------------------------
Gerald M. McDonnell*

/s/ Russell A. Salton, III MD            Trustee
-----------------------------
Russell A. Salton, III MD*

/s/ Michael S. Scofield                  Chairman of the Board of Trustees
-----------------------------
Michael S. Scofield*

/s/ David M. Richardson                  Trustee
-----------------------------
David M. Richardson*

/s/ Richard K. Wagoner                   Trustee
-----------------------------
Richard K. Wagoner*

/s/ Leroy Keith, Jr.                     Trustee
-----------------------------
Leroy Keith, Jr.*

/s/ Richard J. Shima                     Trustee
-----------------------------
Richard J. Shima*

/s/ Shirley L. Fulton                    Trustee
-----------------------------
Shirley L. Fulton*


                                            *By: /s/ Maureen E. Towle
                                            -----------------------------
                                            Maureen E. Towle
                                            Attorney-In-Fact
                                            Dated: August 22, 2005

                                INDEX TO EXHIBITS

Exhibit         Exhibit Name
-------         ------------

(a)(1)          Certificate of Trust, dated August 16, 2005.

(a)(2)          Agreement and Declaration of Trust dated August 16, 2005.

(b)             By-laws of Registrant.

(s)             Powers of Attorney.